UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS
(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005
(Address of principal executive offices) (Zip code)

James A. Abate
48 Wall Street, Suite 1100
New York, New York 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 918-4705 Date of fiscal year end: September 30 Date of reporting period: October 1, 2014 – September 30, 2015

Item 1.	Reports to Stockholders.

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2015

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL SELECT EQUITY FUND
Investor Class (Ticker: DHGRX)
Institutional Class (Ticker: DHGLX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

CENTRE MULTI-ASSET REAL RETURN FUND
Investor Class (Ticker: DHMRX)
Institutional Class (Ticker: DHMUX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds annual report covering the one year period ended September 30, 2015. I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds. We are committed to truly active fund management with distinction across core asset class offerings.

As part of its commitment to growth, on March 17, 2015, the Centre Funds completed the acquisition and reorganization of the former ISI Funds. Specifically, shareholders of the Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc., and Managed Municipal Fund, Inc. (collectively, the "ISI Funds"), approved the reorganization under which (i) Total Return ISI U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc. were reorganized into Centre Active U.S. Treasury Fund; (ii) ISI Strategy Fund, Inc. was reorganized into Centre American Select Equity Fund; and (iii) Managed Municipal Fund, Inc. was reorganized into the newly formed Centre Active U.S. Tax Exempt Fund.  With this, the Centre Funds as a whole experienced an increase in their aggregate assets under management as well as the number of fund shareholders over the past year and we believe all shareholders will benefit further from greater efficiencies.

The Centre Funds are fundamentally‐driven, actively managed funds in core investment strategies using specialist talent.  We offer a select series of funds to choose from, each available in investor and institutional share classes, including the:

●	Centre American Select Equity Fund
U.S. large capitalization valuation sensitive growth stock fund that seeks long‐term growth of capital and is focused on blue‐chip securities and risk adjusted returns through active and pragmatic management; the Fund is intended to be a risk managed core growth fund.

●	Centre Global Select Equity Fund
Foreign (Global ex‐U.S.) large capitalization stock fund that seeks long‐term growth of capital and focuses on intrinsic value and strategic geographic allocation in portfolio construction. The Fund invests in international developed markets' blue chip companies and emerging blue chips from the developing world.

●	Centre Active U.S. Treasury Fund
U.S. Treasury securities fund that seeks to maximize investors' total return through capital appreciation and current income using active duration management of U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration management.

●	Centre Active U.S. Tax Exempt Fund
U.S. Municipal National Short/Intermediate securities fund that seeks to maximize investors' total return through capital appreciation and current income using active duration management of a core portfolio of high quality and highly rated federally tax exempt municipal bond securities to provide tax advantaged income.  The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration management.

●	Centre Multi‐Asset Real Return Fund
Asset allocation fund that seeks real return by using a systematic, flexible process of tactical allocation to broad asset classes (underlying funds, U.S. and non‐U.S. equities, fixed income securities, exchange‐traded notes and exchange‐traded funds with returns that track broad commodity indices or the price of gold bullion, real estate‐linked securities, and cash and equivalents) with the goal of preserving and growing investment capital in excess of inflation.

Our aim at Centre Funds is to deliver strong, long‐term performance results for investors through an exceptional focus on producing returns and managing risk in a select number of investment strategies. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced Portfolio Managers with differentiated, consistent and repeatable investment processes. Our Portfolio Managers remain focused on fundamentally‐driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful, high quality information on all of our Funds.  Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate
President, Centre Funds

Mutual fund investing involves risks, including loss of principal. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. Any performance data quoted herein represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than any performance data provided herein. Most recent month-end performance, and answers to any questions you may have, can be obtained by calling 1-855-298-4236 or visit us online at www.centrefunds.com.

Annual Report | September 30, 2015	1

Centre American Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2015, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of ‐2.1%; the Institutional Share Class delivered a total return of ‐1.9%.

During this past one year period, the key barometer of the U.S. stock market as a whole was little changed as the S&P 500 Index delivered a total return of ‐0.6%. During the period, the stock market experienced two correction episodes – in October 2014 and, most recently, a sharp drawdown during August 2015. In essence, we've seen an increase in stock market volatility without a commensurate increase in return, consistent with historical late cycle episodes and, to us, justifying a keen focus on downside risk management. Over this period, historically less cyclical sectors, such as Consumer Discretionary, Utilities, Consumer Staples, and Health Care were market leaders whilst more economically sensitive sectors, such as Energy, Materials, Telecommunication Services, and Industrials lagged. Our principal sector exposures over the period were Technology, Health Care, and Consumer Discretionary driven by what we viewed as bottom‐up1 stock level opportunities. Currently, we maintain our general underweighting of the Financials sector, as regulatory scrutiny and increased capital requirements continue to depress returns on equity and intrinsic values. Furthermore, unlike the prevailing consensus, we do not subscribe to the theory that rising interest rates, should they occur, will be substantially beneficial to the sector as the slope of the yield curve, not the level of interest rates per se, historically has the most significant correlation to financial company returns. Stocks that were the strongest performers within the Fund over the one year period ended September 30, 2015 included Amazon, Vulcan Materials, Starbucks, Lowe's, Visa, C.R. Bard, NVidia, Home Depot, Chipotle, and Delta Airlines. Stocks that negatively  impacted  relative  performance  included  more  economically  sensitive  companies,  such  as  Allegheny  Technologies,  Micron,  FMC Technologies, Union Pacific, Newfield Exploration, Qualcomm, Corning, ITT, Archer Daniels Midland, and Intel. Furthermore, the Fund was overall negatively impacted from a total return perspective by the amortization costs of certain hedges and other investments that we deemed to be capital protective in nature.  That said, these capital protection hedges, namely put options, insulated the Fund from the same magnitude of drawdowns as those experienced by the overall stock market over this past period, particularly during the sharp correction experienced in August 2015.  Given the continued presence of certain potentially de‐stabilizing factors that we believe could negatively impact the value of equity securities held in the Fund at the current late stage of the stock market and economic cycle, as of September 30, 2015, the Fund continued to hold capital protection hedges, namely put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material correction.

As always,  our  process in managing the  Fund is to focus on each individual company's growth  outlook and capacity to create shareholder value by utilizing our bottom‐up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA)  2 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long‐term focused corporate financier looking at all aspects of the business would assess a company's value. In the shorter‐term, markets may often undervalue  or  overvalue  a  company's  ability  to  create  or  destroy  wealth.  The  framework  seeks  to  identify  and  exploit  these  investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward our target price. We not only analyze earnings but also strive to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect each of the companies  in which the Fund invests in to, in turn,  invest  in  productive assets of the company's business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that will create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to "wisely contract" through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. Our top‐down views on interest rates and risk premiums are important as many of those are inputs into our company models and, at the end of the day, reconciled to the bottom‐up information we gather and process from company performance. The Fund may employ hedges and other capital protective strategies when deemed appropriate in meeting its objective as a risk managed growth fund. The end result is our attempt to deliver a Fund with attractive risk adjusted returns and, in particular, downside risk management over the long term.

Market Review & Outlook

As the U.S. stock market moves further along into one of the longest bull markets in history, our concern over its vulnerability to further correction is now at very high levels.  In particular, having experienced several complete market cycles and witnessing the anecdotal warning signs, we think it useful to identify several points that are being talked about as reasons for why the current bull market will continue and add our somewhat contrarian take on each observation.  We continue to believe that we're in uncharted territory given the unprecedented intervention of Central Banks which have provided ultra‐accommodative monetary policy for so long. Some commonly held beliefs, and our reasons for believing that some may prove at least partially wrong, are:

[1]	Bottom-up - An investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks. In bottom-up investing, therefore, the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.
[2]	Economic Value Added (EVA) - An estimate of a firm's economic profit - being the value created in excess of the required return of the company's investors (being shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital. EVA® is a registered service mark of EVA Dimensions LLC.

2	centrefunds.com

Centre American Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)
●	Stock markets have, on average, gone up another 33% when prior interest rate hike cycles have started, so the Federal Reserve hiking rates is a good signal for future stock returns. Our refute is that, in the past, the Federal Reserve hiked rates early in economic and profit expansions, not when the economy's trajectory was indicating slowdown/contraction so such logic is faulty;

●	The economy is accelerating and finally ready to reach "escape velocity". From our aggregation of bottom‐up company research, we feel that the economic and profits cycle is actually decelerating, not accelerating and is best evidenced by the ISM Manufacturing Index[3] and S&P 500 Index of companies cash flow operating margins contracting;

●	A recession, typically associated with bear markets, has never happened when the yield curve was positive like it is now. We refute this by simply pointing to Japan, which has seen numerous recessions although its yield curve has not inverted since 1991 due to distortive short‐term interest rate policy in that country. In other words, during times of suppressed low short term interest rates, the historical predictive power of the yield curve seems to fall apart for developed economies;

●	Stock prices are inexpensive given the fact that the S&P 500's current price to earnings (P/E) ratio[4] is below the long‐term 25 year average. We believe this valuation metric gives a false sense of value. Valuation multiples based on sales, not earnings, rival the peak in early 2000 and are consistent with what we consider warning‐flashing "normalized P/E" indicators. Furthermore, elevated valuation multiples are vulnerable to de‐rate lower with a drop in operating margins, deceleration in sales growth, and reduced share repurchases; and

●	Stock buybacks, also referred to as share repurchases, should support further earnings per share (EPS)[5] gains and equity prices. History indicates that buybacks are linked to share prices. Ironically, most companies seem to buy high and don't buy at all when their stock prices are low so history indicates that we should expect a slowdown in stock buybacks if share prices fall.

Away from monetary policy and on a positive note, the normal "CEO Hubris" seen at this advanced stage of the business cycle, namely high capital spending, aggressive hiring, and inventory growth, is not widespread. Most company use of cash flows directed towards growth has not been focused on organic capital expenditures but rather on mergers and acquisitions, which while at record high levels, have occurred with an emphasis on scale and cost‐cutting.  This may allow the U.S. to escape a normal five to seven year business cycle as experienced since the 1950's with a continued mediocre, muddling low volatility economy as long as interest rates remain at historically low levels.  Also, the usual disturbance (i.e., demand shock) to the economy – a sharp rise in interest rates leading to recession – is not evident as real interest rates are and will likely remain negative despite the Federal Reserve's articulated plan to raise rates gradually later in 2015 or early 2016. So, unfortunately, we see the U.S. economy lurching into recession or, at best, continuing to muddle through at well below expected growth rates and going from crisis to crisis unless genuine structural reforms are put in place and, with the current state of political inaction and lack of creative America‐first visions, we see little cause  for  optimism.  Importantly  and  given  the  unusual  current  set  of  circumstances,  we  constantly  remind  ourselves  that  the  economic, demographic, monetary, and fiscal situations in the U.S. and other developed countries today are unlike any circumstances endured in the past and can lead to shocks and instability much more quickly as a result of the still high level of leverage and dependence upon ultra‐low interest rates in the financial system.  Also, despite falling unemployment, the collapse in real wages and productivity we're undergoing has been associated typically with pre‐WWI recessions and not experienced first‐hand by any current portfolio manager practitioner.

Bullishly, we believe it's a long term losing bet to go against the flexibility and speed of best‐in‐class American companies to restructure responsively to slowdowns and crises.  On the other hand, net profit margins for industrial companies are now 1.5 standard deviations6 from normal, the highest ever, meaning companies are over‐earning at an unprecedented rate and margins historically have reverted to the mean more consistently than other indicators.  Second, gross and EBITDA7 margins are decelerating in aggregate for the average company in the S&P 500 Index while net profit margins are plateauing, which may be a sign of financial engineering, e.g., stock buybacks, as well as the strong influence from low borrowing costs.  Unlike in 2000, stock prices are not inflated relative to earnings; rather, earnings are inflated, masking the expensiveness of stocks from a rudimentary P/E ratio basis.  Overall, within the industrial sectors, wealth creation from expanding companies is becoming harder to find and the Fund has a very high level of wise‐contractors or companies restructuring for this stage of the business cycle.  We continue to believe in a "New Nifty‐Fifty8" of companies that can generate and maintain profits acceleration and we attempt to invest the Fund's assets in such companies, maintaining  cognizance  of  our  valuation  sensitivity.    Lastly  and  for  financial  companies,  increased  capital  requirements  and  regulation  are hampering their ability to leverage improving returns on assets (ROA's)9 into similarly improving and pre‐2008 levels of Returns on Equity (ROE)10.  In sum, the stocks of banks, brokers and the financial sector in general hold little appreciation potential from here and will trade near book value11 for the foreseeable future as ROE's equal the costs of equity for most firms.

[3]	The ISM Manufacturing Index is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.
[4]	The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.
[5]	The portion of a company's profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company's profitability.
[6]	A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.
[7]	EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.
[8]	The 50 stocks that were most favored by institutional investors in the 1960s and 1970s. Companies in this group were usually characterized by consistent earnings growth and high P/E ratios.
[9]	An indicator of how profitable a company is relative to its total assets. ROA gives an idea as to how efficient management is at using its assets to generate earnings.
[10]	The amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation's profitability by revealing how much profit a company generates with the money shareholders have invested.
[11]	The net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Annual Report | September 30, 2015	3

Centre American Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

In summing up our observations from our bottom‐up research and reconciling it to the overall economic environment, we believe that:

●	The economic impact to the U.S. from overseas weakness, as well as the pullback in energy and other commodity‐driven capital spending, is just now being felt in Industrials, Materials and other cyclical sectors; escape velocity for the economy in 2015 is like waiting for Godot; this cycle has already peaked and appears headed toward slowdown;
●	We do not believe that the recent corrective phase in stock prices is complete but do not subscribe to a long, drawn out bear market given the excessive capital positions of the banking sector;
●	We will likely continue to tactically hedge beta using out‐of‐the‐money puts in the Fund until risk/reward profile for the stock market as a whole becomes more favorable, in a manner that is consistent with the Fund's investment strategies and policies;
●	We recognize that the "there is no alterative" (TINA) to stocks argument is powerful given low fixed income yields, commodity collapse, and unattractiveness of other asset classes but to accept risk in stocks because of this is valid only if one believes that stocks cannot experience negative returns;
●	We therefore expect continuation of narrowing leadership, sectors, stocks, etc. and further emergence of new Nifty‐Fifty group of favored companies; and
●	We assume the return from "beta" will be much lower looking ahead due to structural headwinds, increased political/conflict risk, and the fact that investor sentiment and valuations are at historic highs. Therefore, we will continue to use hedges and other capital protective strategies (put options) when deemed appropriate. Secondly, while diversification is good, over‐diversification is bad. Thus, if the return benefit from systematic risk is lower going forward, we aim to drive performance through active, concentrated stock selection and understand external influences on sector/stock returns as well as intra‐industry price return correlations.

Since adopting a much more cautious posture in September 2014,  we  continue to see a  much  less  friendly  systemic  backdrop  for  equities  as  a  whole. Our focus remains on stock selection rather than sector/industry themes to achieve performance as no single area of the stock market seems uniformly inexpensive with operating trends improving. With such a backdrop and the likelihood that the U.S. lurches into a further economic slowdown or recession, we believe a small crisis can morph easily into a global problem (Thailand 1997, sub‐prime lending sector 2008, etc.).  With the pricing of risk low and expectations for future growth still elevated, it's tough to see market appreciation driven by further profit growth or a re‐rating (multiple expansion).  Large‐capitalization less‐cyclical sectors such as Health Care, Staples, and Consumer Discretionary companies remain our main areas of emphasis given their higher degree of idiosyncratic or company specific risk.  Our biggest concern is that we could lurch from an unexciting economic recovery straight into the next economic downturn with real interest rates already negative and debt levels high leading to deflation/recession and the Federal Reserve apparently unable to provide further stimulus with interest rates already at historic lows. We do, however, feel that a violent change in sentiment within an environment of stability and complacency and low volatility could compress valuation multiples akin to sharp corrections seen in 1929 or 1987. As we progress further into 2015 and 2016, despite our bottom‐up optimism for the companies owned in the Fund, we are less enthusiastic about the prospects for further sizable gains in U.S. stocks as a whole relative to what we believe remains a very bullish consensus.  With capital protection from traditional diversification ebbing combined with low volatility, this makes option costs reasonable, especially given our expectation of a sharp "valuation re‐set" or correction rather than a long drawn out bear market. We believe that our pragmatic large capitalization valuation sensitive growth approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk  aware strategies.

4	centrefunds.com

Centre American Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Information Technology	26.52%
Consumer Staples	18.43%
Consumer Discretionary	17.77%
Health Care	16.66%
Industrials	6.50%
Financials	5.59%
Materials	4.79%
Purchased Options	2.94%
Cash, Cash Equivalents& Other	0.80%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2015

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2015

	1 Month	3 Month	YTD	1 Year	3 Year Annualized	Since Inception* Annualized
Centre American Select Equity Fund – Investor Class	-1.60%	-2.02%	-3.95%	-2.07%	8.86%	11.74%
S&P 500® Total Return Index	-2.47%	-6.44%	-5.29%	-0.61%	12.40%	14.59%
Centre American Select Equity Fund – Institutional Class	-1.52%	-1.93%	-3.79%	-1.89%	–	2.38%
S&P 500® Total Return Index	-2.47%	-6.44%	-5.29%	-0.61%	–	4.58%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Report | September 30, 2015	5

Centre Global Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2015, the Centre Global Select Equity Fund, Institutional Share Class, delivered a total return of -10.4%. The Investor Share Class delivered a total return of -10.7% for the one year period ended September 30, 2015.

During the one year period ended September 30, 2015, on a regional basis versus broad global equity indexes, Central Asia, Western Europe, and Asia Pacific equity markets outperformed while South & Central America, Eastern Europe, and North America underperformed. The best performing regional exposures for the Fund over the one year period were Western Europe, Asia Pacific, and Central Asia. The worst performing regional exposures for the Fund over the period were Eastern Europe and South and Central America. Within the Central Asia region, India was the best performing market during the time period due to expectations that newly elected Prime Minister Modi would reform and reinvigorate India's economy. Within Eastern Europe, Russia was the worst performing market due to the Russian and Ukrainian geopolitical conflict and weak energy and commodity markets. From a sector perspective, Industrials, Energy, and Financials contributed positively to relative performance, while exposures to Consumer Discretionary, Consumer Staples, and Utilities detracted the most. Stocks that were the strongest performers within the Fund over the one year period included Infosys, China Merchants Bank, and Intesa Sanpaolo. Stocks that most negatively detracted from performance included Mobile Telesystems, Sberbank, and Samsung Electronics.

Our process in managing the Fund is to focus on each individual company's growth outlook and capacity to create shareholder value utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA) framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company's value. In the shorter-term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges towards our target price. We not only analyze earnings, but also strive to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect companies to invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that will create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to "wisely contract" through the restructuring of their assets and other resources to regain their footing for future shareholder value creation.

The differentiated stock selection process is combined with a smart beta1 approach to portfolio construction that is focused on Gross Domestic Product ("GDP")-driven regional weightings rather than regional biases tied to overall regional relative market capitalizations. In other words, regional weights are guided by economic footprint rather than market capitalization. By utilizing a "smart beta" approach to portfolio construction that focuses on GDP weights instead of market capitalization as guideposts for regional, country and stock weightings, the Fund is tilted towards the world's fastest growing economies and attempts to underweight or to avoid overvalued markets. Because the GDP weightings adjust over time to focus on the fastest growing economies, investors maintain exposure to the most promising regions. When compared to conventional market capitalization-based funds, GDP-weighted portfolios have higher emerging market exposure. They also have higher exposure to developed market powerhouses like Germany, Hong Kong, and Israel. This gives the Fund two sources of potential excess return: stock selection alpha2 and portfolio construction smart beta.

Market Review & Outlook

Within the Asia Pacific region, industrial overcapacity and overbuilt infrastructure have led to weak domestic demand in China. To spur economic momentum, China has reduced its required reserve ratio for banks, cut interest rates, lowered second home down payment requirements, and overhauled the country's State Owned Enterprises (SOEs). China's myriad of government actions has done little to resuscitate growth. To slow equity market declines, China's government banned pension funds from selling shares, halted initial public offerings, and limited futures selling by retail investors. While China's economic growth has slowed markedly, Chinese corporate profitability has remained resilient. Driven by lower raw materials and energy costs, operating margins increased from 13.8 percent to 14.5 percent over the one year period ended September 30, 2015. We believe the best investments going forward in China are secular growth stories uncorrelated with GDP growth, firms with predictable and high amounts of recurring sales, and finally, firms with strong balance sheets showing little net debt. Based on our assessment of the environment and current market conditions, we own Chinese stocks such as Tencent, NetEase, and Techtronic Industries.

[1]
Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way. The increased popularity of smart beta is linked to a desire for portfolio risk management and diversification along factor dimensions as well as seeking to enhance risk-adjusted returns above cap-weighted indices.

[2]
Alpha - A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

6	centrefunds.com

Centre Global Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

In Japan, industrial production has been negative for most of the year. While Japanese economic growth has been elusive, corporate profitability has improved. Prime Minister Abe's 'Third Arrow' structural reforms started to show results. During the one year period ended September 30, 2015, operating margins rose from 7 percent to 7.5 percent. The country's new Investor Stewardship Code aims to increase institutional investor involvement in the companies in which they are in invested; this code demands that this involvement extend beyond proxy voting. If institutional investors fail to comply with the new code, they must explain their lack of compliance to the government and cannot participate in managing the country's large pension assets. To further institutional shareholder responsibility, Institutional Shareholder Services (ISS), the proxy voting firm, will no longer recommend re-election of a management team if the company's return on equity is below 5 percent. Japan also launched the Corporate Governance Code, a policy which requires corporations to increase their disclosure to shareholders in order to increase corporate transparency. The Corporate Governance Code aims to reduce cross shareholdings between companies and to establish an environment for appropriate risk-taking by senior management. To publicly praise firms in compliance with this code, the government created an index, the Nikkei 4003, that lists the companies that are efficiently using capital. Since the announcement of the Corporate Governance Code, shareholders have benefited from increased share buybacks and higher dividends. Despite the positive operating momentum with Japanese corporations, valuations have declined as investors worry about the slowing business cycle. Our analysis predicts that improving Japanese profitability will mitigate some of the negative effects of the slowing business cycle. Additional operating margin expansion is possible because, despite recent improvements, Japanese corporate performance still lags that of other developed markets substantially. While U.S. operating profit margins are 12.5 percent, China's are 14.5 percent, and Europe's are 9.2 percent, Japan's operating margins are at 7.5 percent. The use of more technology in Japan's service sector, matching the levels employed in its manufacturing sector, would aid in closing the margin gap with other regions. Based on our assessment of the environment and current market conditions, we own Japanese stocks such as Japan Airlines, Bridgestone, Nippon Telephone and Telegraph, and Sony in the Fund.

Within the European region, corporate profitability in Western Europe has been mixed over the one year period ended September 30, 2015 with pockets of strength in Germany and Scandinavia, but pockets of weakness in the United Kingdom and France. Germany's operating margin strength was the result of its exporters benefitting from the cheaper euro. France has not benefited from the weaker euro to the same extent as Germany. In the United Kingdom, overall corporate margins were lower due to the country's exposure to the mining and energy sectors. The operating margins of corporates from Europe's periphery, including Italy and Spain, stopped declining, which many investors interpreted as a positive signal for Europe overall. On the negative side in the periphery, the European Central Bank (ECB) stopped emergency Greek bank funding after Greece missed an International Monetary Fund payment. The resulting bank closures and capital controls rattled markets. More importantly, the ECB announced €1.2 trillion of quantitative easing in order to stimulate the economy; the amount equates to 12 percent of European GDP. While the amount was double what economists were expecting, the disbursement timeframe over 20 months was at a slower velocity than some hoped. The biggest benefit of quantitative easing has been the weaker euro which averaged 1.15 over the one year period ended September 30, 2015, versus 1.36 in the prior year. Going forward, Europe's exporters should perform well in a weak euro environment. Europe's auto producers and aerospace manufacturers receive a substantial amount of sales in U.S. dollars but have material euro cost bases. A weak euro improves the cost competitiveness of such firms. Additionally, the weak euro can help these manufacturers price more aggressively, aiding in market share gains. In the late 1990s, the euro experienced a similar decline (reached parity with the U.S. dollar) and it aided aerospace manufacturers like Airbus, for example, in growing their civil aerospace market share from 20 percent to 50 percent in the case of Airbus. In Europe, we believe the best investments going forward are exporters benefiting from the lower euro, secular growth companies uncorrelated with GDP growth, firms with predictable and high amounts of recurring sales, and firms with strong balance sheets showing little net debt. Based on our assessment of the environment and current market conditions, we own European stocks such as EasyJet, Cap Gemini, Safran, Roche, and Novo Nordisk.

We expect that our bottom-up research process, with its focus on large capitalization companies that measure favorably in the EVA framework, combined with a smart beta approach to portfolio construction that is focused on GDP-driven regional weightings rather than market capitalization should lead the Fund to take advantage of the current secular fundamental trends in Asia Pacific and Europe and, to a lesser degree, opportunities in the Americas, Middle East, and Africa. The Fund seems well positioned to perform well relative to less dynamic and opportunistic strategies by investing in what we view as the most attractive large capitalization blue chip companies from the developed markets and emerging blue chips from the developing world markets.

[3]	To highlight companies doing right by shareholders, a new equity benchmark of "good" companies was created in 2014. This benchmark, the Nikkei 400 Index, screens for 400 companies that have the highest returns on equity and operating profits and that also employ shareholder-friendly practices, such as having external directors.

Annual Report | September 30, 2015	7

Centre Global Select Equity Fund	Manager Commentary

September 30, 2015 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Financials	22.44%
Information Technology	11.53%
Consumer Staples	10.40%
Industrials	10.13%
Consumer Discretionary	10.05%
Health Care	8.97%
Telecommunication Services	8.87%
Energy	4.90%
Materials	4.61%
Utilities	3.49%
Cash, Cash Equivalents & Other	4.61%
Totals	100.00%

COUNTRY WEIGHTINGS
As a percentage of Net Assets

Japan	16.75%
China	11.36%
Great Britain	8.01%
France	7.55%
India	6.82%
Germany	6.03%
Hong Kong	5.75%
Italy	5.32%
Spain	3.52%
Brazil	3.19%
Switzerland	3.16%
Mexico	2.70%
Canada	2.52%
Ireland	2.11%
Denmark	1.60%
Sweden	1.57%
Russia	1.22%
Austria	0.89%
Singapore	0.79%
Finland	0.76%
Korea	0.67%
Australia	0.67%
Norway	0.65%
Hungary	0.61%
Belgium	0.59%
Taiwan	0.58%
Cash, Cash Equivalents & Other	4.61%
Totals	100.00%

These sector and country allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2015

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Institutional Class versus broad-based securities market indices. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2015

	1 Month	3 Month	YTD	1 Year	3 Year Annualized	Since Inception* Annualized
Centre Global Select Equity Fund – Investor Class	-2.94%	-11.66%	-7.04%	-10.67%	–	-8.63%
MSCI All Country World Index ex-USA	-4.60%	-12.10%	-8.28%	-11.78%	–	-6.61%
Centre Global Select Equity Fund – Institutional Class	-2.93%	-11.63%	-6.93%	-10.38%	0.65%	4.14%
MSCI All Country World Index ex-USA	-4.60%	-12.10%	-8.28%	-11.78%	2.78%	5.49%

*	Inception date of January 21, 2014 for Investor Class. Inception date of December 21, 2011 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Investing in the securities of foreign companies, including companies in emerging markets, generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of international developed and emerging markets. You cannot invest directly in an index.

The line graph above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

8	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2015 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2015, the Centre Active U.S. Treasury Fund, Institutional Share Class, delivered a total return of 2.7%; the Investor Share Class delivered a total return of 2.5%.

Performance attribution in the Centre Active U.S. Treasury portfolio is straightforward and reflects interest income combined with our active duration management decisions that impact capital gain or loss capture. As there are no corporate or mortgage related securities in the portfolio, there are no "spread" components to performance. Performance during the twelve month period ended September 30, 2015, reflects our investment discipline's generally cautious to market-neutral outlook for bond prices. The long-standing "Rule of Thumb" is that over time the yield on the 10-year U.S. Treasury note is consistent with the U.S. economy's nominal growth. The Federal Reserve's ("the Fed") announced target of 2% for inflation and the current and somewhat pessimistic potential real growth estimate of around 2% for the U.S. economy would imply a 10-year yield of roughly 4%.

The Fund's investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy. We adjust the portfolio's duration based on a monthly assessment of the likely change in interest rates. Our fundamentally-driven active duration management seeks the potential for capital appreciation and preservation in variable interest rate environments utilizing U.S. Treasury securities including bills, notes, bonds, inflation protected securities (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds. We view a total return objective as important for helping investors meet their wealth accumulation goals.

Market Review & Outlook

Interest rate changes are driven by real growth--the demand for loans--and inflation concerns or expectations--investors expect yields to provide some defense against higher future prices. Real GDP growth over the period was consistent with, although slightly in excess of, the economy's potential and the unemployment rate moved to its currently estimated "full-employment" level of roughly 5%. However, weak growth in the U.S.'s major trading partners, a strong U.S. dollar and continued global political turmoil kept actual inflation below target and kept policy makers in check. As a result, the inflation premium in nominal yields reflected inflation expectations that remained well anchored but rates continued their volatile behavior of the previous six months--moving in a roughly 0.5% band between 2% and 2.5%--as investors tried to sort out the likely future path of monetary policy. Historically, there has been a positive and statistically significant correlation between the Federal Funds and the 10-year U.S. Treasury note yield, though it is not clear whether this correlation reflects a market reaction to Fed tightening or Fed validation of existing rate levels or causality running in both directions.

While our discipline for the Fund, the Interest Rate Scorecard, was generally cautious, it indicated a duration target in line with that of the market after rates moved back to roughly 2.5% in late June. After the Federal Reserve removed the "patience" language from its policy statement, the generally improving labor marker caused investors to place an increasing expectation on the Federal Reserve initiating the long anticipated "return to normalcy" or "liftoff" of its target for the Federal Funds Rate. Second quarter GDP estimates released during the period offset the residual seasonality bias in the growth estimate for the first quarter and resulted in growth over the year at or above current estimates for the economy's potential. And, spending for residential construction pointed to a seemingly sound housing market, robust auto sales continued at an annual pace of 17 million units (a level last achieved in the early 2000s), and wage and salary gains increased--later in the period. However, as the minutes from successive Federal Open Market Committee (FOMC) meetings suggested that policy makers were focusing on the below target run rate for inflation, the negative impact on U.S. manufacturing activity from a strong, and getting stronger dollar, and from weak growth in trading partners, investors became less certain in their outlook for both monetary policy and the economy.

While acknowledging Milton Friedman's assertion that the lags between changes in monetary policy and their impact on economic conditions are "long and variable", various FOMC members described themselves as being "data dependent" and suggested that they would at least like to see an acceleration in wage and salary growth to give assurance that the inflation rate would begin to move toward the Fed's 2% target. Wage and salary growth was a focal point both as a sign that the labor market was indeed sound--the short run Phillips curve relationship between increasing employment and higher wages did not seem to be holding--and to provide a signal for future inflation as the current pace was constrained by decreasing prices for imported goods due to a stronger dollar and lower oil prices.

Additionally, during Congressional testimony Fed Chair Janet Yellen indicated that she did not want to be constrained by a Taylor type rule1 in the conduct of monetary policy. She argued that such a rule, which focuses on "gaps", actual versus potential GDP growth or actual unemployment versus the full employment unemployment rate and actual inflation versus the Fed's target, would preclude the Fed's consideration of potentially significant concerns for the U.S. economy. She referred specifically to the strength of the dollar and weak growth in the U.S.'s major trading partners and the negative impact that both could have for domestic manufacturing activity growth and employment.

[1]	In economics, a Taylor rule is a monetary policy rule or formula that stipulates how much a central bank should change the nominal short term interest rate in response to changes in inflation, output, or other economic conditions.

Annual Report | September 30, 2015	9

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2015 (Unaudited)

The Fed failed to act at its September meeting voicing the concerns mentioned above as justification. Without specific guidance as to what would quell such concerns--and also the trade-off between increasing employment and below target inflation--and not knowing what the Fed might know that they don't, investors held or bought Treasuries. Some of the downward move in rates during the latter part of the period was also due to continued geopolitical turmoil--the dollar remains the global safe haven and the liquidity of the Treasury market most readily accommodates capital inflows--and to continued uncertainty over the impact--on growth and inflation--of lower oil prices. While lower energy costs led to increased disposable income and helped boost consumer spending for the economy as a whole, there were clearly negative employment and investment effects in the energy related sectors of the economy.

While the investment decisions in the Fund are, of course, based on our monthly portfolio research review process, it seems likely that the economic recovery will remain on track near term--though periods of slowing can always occur especially given that the recovery has been ongoing since mid-2009--and that the general trend will be to higher yield levels. We do not accept that the U.S. economy's growth potential has deteriorated to the point where current rate levels are consistent with long term equilibrium. Continued growth and the fact that at some point inflationary pressure will begin to build will force the Fed to tighten its policy stance. Additionally, yields on longer maturity securities, which are less dependent upon, though correlated with, Fed policy, will likely increase to bring risk premia to more normal levels.

Real consumer spending--the backbone of the economy--is up over 3% in the past year and household balance sheets look good in terms of wealth to income ratio and debt burden. The unemployment rate is now roughly in line NAIRU2, the "non-accelerating inflation rate of unemployment", the economy is on pace to add 2.5 million jobs this year and job vacancies are the highest since the Department of Labor began collecting the data in 2000. Also, the U6 unemployment rate3, which tracks those marginally attached to the labor force as well as those able to find part time work only, now stands at 10%. While above its pre-crisis unemployment level of about 8%, it has declined steadily from its recession peak level of over 17%. A trade-off between the official unemployment rate and the U6 could actually be a positive for growth if it occurred as a result of "discouraged workers" again having the confidence to become "job seekers". Unemployment claims have now moved back to pre-crisis levels and remain below 300,000. Claims continuing below 300,000 points to a sound labor market.

Our view continues to be that the strength of the dollar and/or weak growth in our trading partners not will pull the U.S. economy back into negative growth territory. However our glasses are not "rose colored" and there are certainly areas of concern. A global recession--including the U.S.--can't be dismissed although we think the likelihood is relatively small. Domestically both the current pace of investment spending and the seeming slowing of productivity growth--either labor or total factor—are troubling. The pace of investment spending may have been hindered to date by legislation, the current tax environment and uncertainty associated with it and regulation. Much research has been devoted to the negative impact on investment that such factors can have.

Economist Robert Solow4 has commented "you can see the computer age everywhere but the productivity statistics". Some research has concluded that what we have is a measurement problem because of the difficulty in assessing the "price" of advancement in the technology related sectors and that current living standards are higher than the typical measurements of well-being suggest. So, there seems to be a productivity paradox. The solution--better measurement or confirmation of an actual slowing--is important as the real wage growth needed to sustain consumer outlays depends on labor productivity growth. Finally, while the magnitude of the impact is an issue, there is a view, popularized most recently by the academic authors Reinhart and Rogoff and outlined earlier by Fisher and Minsky, that recessions exacerbated by a debt overhang have sluggish recoveries that require both fiscal and monetary policy support. Nevertheless, the current recovery doesn't appear quite so slow since the potential growth is in fact 2%.

Work based on the options pricing theory of Fisher Black and embodied in the concept of a "Shadow Federal Funds Rate5" suggests that the Fed's ending of QE36 has already resulted in a somewhat a "tighter" monetary policy. However, comparing the level of the Shadow Rate to that implied by the Taylor Rule indicates that the Fed is "behind the Curve". Further delay in tightening would be based on the view that the economy is not yet "out of the woods" due to the strong dollar and weak European and Asian growth. The most likely economic scenario is that maintaining the Fund's Rate target at its "zero lower bound" would lead to a more dramatic acceleration in longer-term inflation than would otherwise be the case. This outcome is consistent with the business cycle experience of the U.S.--economic cycle exacerbated by the policy cycle.

An alternative outcome that is currently being discussed in policy debates is that the Fed guides, by extending the time period for the near zero target Fund's rate, the economy into a sustained period of low rates, subpar growth and/or deflation as a zero target rate is not consistent with a continued recovery and a positive inflation goal, i.e. the U.S. becomes Japan. We believe the appropriate policy to prevent this outcome would be an increase in the policy rate--again a Fed tightening--accompanied by more quantitative easing or QE. A tightening would indicate confidence on the part of policy makers in the ongoing strength of the recovery. A third scenario would be that productivity growth is in fact very weak, that investment spending stays low and combined with a trade deficit and inventory accumulation causes a pause in growth. Tightening by the Fed in this environment policy would exacerbate the cycle to the downside.

[2]	The specific level of unemployment that exists in an economy that does not cause inflation to increase. The non-accelerating rate of unemployment (NAIRU) often represents an equilibrium between the state of the economy and the labor market.
[3]	This number reflects the government's "U-6" report, which accounts for the full unemployment picture including those "marginally attached to the labor force," plus those "employed part time for economic reasons."
[4]	Robert Merton Solow is an American economist particularly known for his work on the theory of economic growth that culminated in the exogenous growth model named after him.
[5]	Unlike the observed short-term interest rate, the shadow rate—first introduced by Fischer Black (1995)—is not bounded below by 0 percent.
[6]	"Quantitative easing" refers to steps that the U.S. Federal Reserve takes in attempting to boost the country's lagging economy. Historically, the Fed's main tool for spurring growth has been lowering short-term rates. However, QE employs expansionary monetary policy, which involves the purchasing of bonds when the interest rate can no longer be lowered. In September of 2012, the Fed announced its third round of quantitative easing, often abbreviated to "QE3."

10	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2015 (Unaudited)

Given our most likely scenario--continued growth with a Fed "liftoff"-- a reasonable expectation based on history would be that the 10-year yield reaches at least 4% under such scenario; it simply accepts the 2% assumption for the economy's growth potential and the Fed's ability to hit its inflation target, also 2%. It may be higher with the typical cyclical overshooting and potentially much higher if the Fed's inflation policy loses credibility and/or is too long delayed. Additionally, if history is a guide, the upward trajectory will not be a smooth one. Rather, it could be somewhat violent with significant increases followed by periods of decline. In the period from January 1973 to September 1981 the 10-year yield increased by about 10% from just over 5% to almost 16%. But, rates increased in only about 60% of the 105 months. If anticipated, downward deviations provide an opportunity for return enhancement by lengthening duration.

Our investment discipline utilizes measures of real growth, inflation expectations, market based measures of current valuation and of the likely course of Fed policy changes (including factors on which the Shadow Rate concept is based) in assessing the likely near term course of interest rates. It is intended to preserve capital in periods of significant rate increases by decreasing duration but with the flexibility to extend duration or re-enter the market when our discipline suggests lower rates are likely. As this recovery matures, uncertainty increases as to how much longer it can go on. Periods of economic weakness as indicated in the data will likely occur, providing the opportunity to add value by lengthening exposure. What is relevant to the potential success of our discipline for our Fund is that interest rates continue to exhibit cyclical volatility--that the business cycle is not dead. Continued cyclical behavior will provide a basis for success even if the longer term equilibrium level of the economy's real rate--due to a reduced real growth potential--is lower. While panic buying can move rates dramatically for short time periods, rate behavior over time is driven by the business cycle.

The Centre Active U.S. Treasury Fund is intended to serve as a core fixed income investment. Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits. In addition to its wealth accumulation and diversification objectives, the strategy readily accommodates both systematic and unforeseen cash needs, given the liquidity of the Treasury market. Furthermore, the utilization of Treasury securities within asset allocation provides attractive diversification properties, as the correlation7 between Treasury market returns and those of the U.S. equity market is, historically, negative during declining equity markets.

[7]	In the world of finance, a statistical measure of how two securities move in relation to each other. Correlations are used in advanced portfolio management.

Annual Report | September 30, 2015	11

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2015 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

U.S. Government Bonds & Notes	91.25%
Cash, Cash Equivalents & Other	8.75%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2015

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund's inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Barclays Capital U.S. Treasury Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2015

	1 Month	3 Month	YTD	1 Year	Since Inception (January 21, 2014) Annualized
Centre Active U.S. Treasury Fund – Investor Class	0.79%	1.49%	1.43%	2.48%	1.88%
Centre Active U.S. Treasury Fund – Institutional Class	0.89%	1.59%	1.65%	2.73%	2.15%
Barclays Capital U.S. Treasury Index	0.88%	1.76%	1.80%	3.76%	3.62%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. You cannot invest directly into an index.

12	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2015 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2015, the Centre Active U.S. Tax Exempt Fund, Institutional Share Class, delivered a total return of 1.8%; the Investor Share Class delivered a total return of 1.6%. The Fund commenced operations on March 18, 2015. Performance for the period from October 1, 2014 to March 17, 2015, represents the performance of its predecessor fund, the Managed Municipal Fund, Inc., which was reorganized into the newly formed Centre Active U.S. Tax Exempt Fund on March 17, 2015. For the period from March 18, 2015 to September 30, 2015, the Centre Active U.S. Tax Exempt Fund, Institutional Share Class, delivered a total return of 1.4%; the Investor Share Class delivered a total return of 1.1%.

The Fund's investment objective is to maximize investors' total return through capital appreciation and current income exempt from federal income tax through investment in a portfolio consisting primarily of federally tax exempt municipal obligations of state and local governments in the U.S. and their political subdivisions, agencies, and instrumentalities. We attempt to preserve principal and to enhance return by adjusting the portfolio's duration, which is its sensitivity to interest rate changes. We adjust the portfolio's duration based on a monthly assessment of the likely change in interest rates. The outlook for interest rate changes focuses on U.S. Treasury yields--the riskless asset from a quality perspective and the driving determinant of the general level of yields in the U.S. economy.

We have, in the management of the portfolio, a strong orientation toward high quality municipal securities. This orientation allows us to better manage credit spread risk and to facilitate duration management through the use of U.S. Treasury-based futures contracts. We maintain a high quality bias in an effort to avoid the losses of value that can occur from price declines associated with credit downgrades or outright defaults. Based on default data through 2012, no security rated Aaa by Moody's1 has defaulted in the prior 10 years and only 0.01% of securities rated Aa have defaulted over the same time period.

A monthly review provides the opportunity to capture not only the cyclical trend in rates but also the deviations away from this trend that invariably occur. Our fundamentally-driven active duration management includes, in certain market environments, using futures contracts on U.S. Treasury securities. These contracts are exchange traded and backed by cash collateral, are extremely liquid with minimal transaction charges, and have a long history of use in risk management. Additionally, they currently receive favorable capital gains tax treatment. As a result, Treasury based futures provide a low cost tax-advantaged means of managing interest rate risk, leaving the portfolio's core municipal security holdings in place to generate tax-free income. The performance of the portfolio is intended to reflect this income as well as any change in value experienced by our duration adjustments. Our goal is to provide the tax-advantaged cash flow desired by investors with a contribution to meeting investors' goals for wealth accumulation through our focus on total return.

Market Review & Outlook

During the one year period ended September 30, 2015, the investment grade municipal bond market generated a positive return as cash flows from coupon payments outweighed a negative price return. The investment grade municipal bond market performance in the period continued the reversion to the longer term relationship with the Treasury market. This relationship, a correlation of roughly 0.7--1.0 being "perfect"--between Treasury market returns and municipal market returns had been distorted by earlier dire warnings of a "wave" of municipal bond defaults because of underfunded pension and health care obligations. While there have been and continue to be some state and local problems, they are not of the order of magnitude of a "wave". This return to normalcy better facilitates the use of Treasury based futures contracts in managing the portfolio's duration.

Changes in the general level of interest rates depend on real growth--the demand for loans--and inflation concerns or expectations--investors expect yields to provide some defense against higher prices in the future. Real GDP growth over the period was consistent with, although slightly in excess of, the economy's potential and the unemployment rate moved to its currently estimated "full-employment" level of roughly 5%. However, weak growth in our major trading partners, a strong U.S. dollar and continued global political turmoil, kept actual inflation below target and kept policy makers in check. As a result, the inflation premium in nominal yields reflected inflation expectations that remained well anchored but rates were somewhat volatile as investors tried to sort out the likely future path of monetary policy. Historically, there has been a positive and statistically significant correlation between the Federal Funds rate and the 10-year U.S. Treasury note yield; though it is not clear whether this correlation reflects a market reaction to Fed tightening or Fed validation of existing rate levels or causality running in both directions.

While our discipline, the Interest Rate scorecard, was generally cautious, it indicated a duration target in line with that of the market after the 10-year U.S. Treasury note yield reached roughly 2.5% in late June. After the Federal Reserve removed the "patience" language from its policy statement, the generally improving labor marker caused investors to place an increasing likelihood on the Federal Reserve initiating the long anticipated "return to normalcy" or "liftoff" of its target for the Federal Funds rate. Second quarter GDP estimates released during the period offset the residual seasonality bias in the growth estimate for the first quarter and resulted in growth over the year at or above current estimates for the economy's potential. And, spending for residential construction pointed to a seemingly sound housing market, robust auto sales continued at an annual pace of 17 million units (a level last achieved in the early 2000s), and wage and salary gains increased later in the period. However, as the minutes from successive Federal Open Market Committee (FOMC) meetings suggested that policy makers were focusing on the below target run rate for inflation, the negative impact on U.S. manufacturing activity from a strong, and getting stronger dollar and from weak growth in our trading partners, investors became less certain in their outlook for both monetary policy and the economy.

[1]	An independent, unaffiliated research company that rates fixed income securities. Moody's assigns ratings on the basis of risk and the borrower's ability to make interest payments. Aaa - highest grade, best quality issuer, lowest risk. Aa is the next highest grade.

Annual Report | September 30, 2015	13

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2015 (Unaudited)

While acknowledging economist Milton Friedman's assertion that the lags between changes in monetary policy and their impact on economic are "long and variable", various FOMC members described themselves as being "data dependent" and suggested that they would at least like to see an acceleration in wage and salary growth to give assurance that the inflation rate would begin to move toward the Fed's 2% target. Wage and salary growth was a focal point both as a sign that the labor market was indeed sound--the short run Phillips curve relationship between increasing employment and higher wages did not seem to be holding--and to provide a signal for future inflation as the current pace was constrained by decreasing prices for imported goods due to a stronger dollar and lower oil prices.

Additionally, during Congressional testimony Fed Chair Janet Yellen indicated that she did not want to be constrained by a so-called Taylor type rule2 in the conduct of monetary policy. She argued that such a rule, which focuses on "gaps", that is actual versus potential GDP growth or actual unemployment versus the full employment unemployment rate and actual inflation versus the Fed's target, would preclude the Fed's consideration of potentially significant concerns for the U.S. economy. She referred specifically to the strength of the dollar and weak growth in the U.S.'s major trading partners and the negative impact that both could have for domestic manufacturing activity growth and employment.

The Fed failed to act at its September meeting voicing the concerns mentioned above as justification. Without specific guidance as to what would quell such concerns--and also the trade-off between increasing employment and below target inflation--and not knowing what the Fed might know that they don't, investors held or bought Treasuries. Some of the downward move in rates during the latter part of the period was also due to continued geopolitical turmoil--the dollar remains the global safe haven and the liquidity of the Treasury market most readily accommodates capital inflows--and to continued uncertainty over the impact--on growth and inflation--of lower oil prices. While lower energy costs led to increased disposable income and helped boost consumer spending for the economy as a whole, there were clearly negative employment and investment effects in the energy related sectors of the economy.

While the duration decisions in the Fund are based on our monthly portfolio research review process, it seems likely that the economic recovery will remain on track near term--though periods of slowing can always occur especially given that the recovery has been ongoing since mid-2009--and that the general trend will be to higher yield levels. We believe that continued growth and, at some point, inflationary pressure will eventually force the Fed to tighten its policy stance. Additionally, yields on longer maturity securities, which are less dependent upon though correlated with Fed policy, will likely increase to bring risk premia to more normal levels.

Real consumer spending--the backbone of the economy--is up over 3% in the past year and household balance sheets look good in terms of wealth to income ratio and debt burden. The unemployment rate is roughly in line NAIRU3, the non-accelerating inflation rate of unemployment, the economy is on pace to add 2.5 million jobs this year and job vacancies are the highest since the Department of Labor began collecting the data in 2000. And, the U6 unemployment rate4 which tracks those marginally attached to the labor force as well as those only able to find part time now stands at 10%. While above its pre-crisis level of about 8% it has declined steadily form its recession peak of over 17%. A trade-off between the official unemployment rate and the U6 could actually be a positive for growth if it occurred as a result of "discouraged workers" again having the confidence to become "job seekers". Unemployment claims have now moved back to pre-crisis levels and remain below 300,000. Claims continuing below 300,000 points to a sound labor market.

Our view continues that the strength of the dollar and/or weak growth in our trading partners not will pull the U.S. economy back into negative growth territory. However our glasses are not "rose colored" and there are certainly areas of concern. A global recession, including the U.S., cannot be dismissed although we think the likelihood is relatively small. Domestically both the current pace of investment spending and the seeming slowing of productivity growth, either labor or total factor, are troubling. The pace of investment spending may have been hindered to date by legislation, the current tax environment and uncertainty associated with it and regulation. Much research has been devoted to the negative impact on investment that such factors can have.

Economist Robert Solow5 has commented "you can see the computer age everywhere but the productivity statistics". Some research has concluded that what we have is a measurement problem because of the difficulty in assessing the "price" of advancement in the technology related sectors and that current living standards are higher than the typical measurements of well-being suggest. So, there seems to be a productivity paradox.

[2]	In economics, a Taylor rule is a monetary policy rule or formula that stipulates how much a central bank should change the nominal short term interest rate in response to changes in inflation, output, or other economic conditions..
[3]	The specific level of unemployment that exists in an economy that does not cause inflation to increase. The non-accelerating rate of unemployment (NAIRU) often represents an equilibrium between the state of the economy and the labor market.
[4]	This number reflects the government's "U-6" report, which accounts for the full unemployment picture including those "marginally attached to the labor force," plus those "employed part time for economic reasons."
[5]	Robert Merton Solow is an American economist particularly known for his work on the theory of economic growth that culminated in the exogenous growth model named after him.

14	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2015 (Unaudited)

The solution--better measurement or confirmation of an actual slowing--is important as the real wage growth needed to sustain consumer outlays depends on labor productivity growth. Finally, while the magnitude of the impact is an issue, there is a view--popularized most recently by the academic authors Reinhart and Rogoff, but outlined earlier by Fisher and Minsky, that recessions exacerbated by a debt overhang have sluggish recoveries that require both fiscal and monetary policy support. The current recovery doesn't appear quite so slow if potential growth is in fact 2%.

Work based on the options pricing theory of academic Fisher Black and embodied in the concept of a "Shadow Federal Funds Rate" suggest that the Fed's ending of QE36 has already resulted in a somewhat a "tighter" monetary policy. However, comparing the level of the "Shadow Rate" to that implied by the Taylor Rule indicates that the Fed is "behind the Curve". Further delay in tightening would be based on the view that the economy is not yet "out of the woods" due to the strong dollar and weak European and Asian growth. The most likely economic scenario is that maintaining the Fund's Rate target at its "zero lower bound" would lead to a more dramatic acceleration in longer-term inflation than would otherwise be the case. This outcome is consistent with the business cycle experience of the U.S.--economic cycle exacerbated by the policy cycle. An alternative outcome that is currently being discussed in policy debates is that the Fed guides, by extending the time period for the near zero target Fund's rate, the economy into a sustained period of low rates, subpar growth and/or deflation as a zero target rate is not consistent with a continued recovery and a positive inflation goal, i.e. the U.S. becomes Japan. We believe the appropriate policy to prevent this latter outcome would be an increase in the policy rate--again a Fed tightening--accompanied by more quantitative easing or QE. A tightening would indicate confidence on the part of policy makers in the ongoing strength of the recovery. A third scenario would be that productivity growth is in fact very weak, that investment spending stays low and combined with a trade deficit and inventory accumulation, causes a pause in growth. If the Fed were to tighten in this environment, policy would exacerbate the cycle to the downside.

Given our most likely scenario--continued growth with a Fed "liftoff"-- a reasonable expectation would be that the 10-year yield reaches at least 4%. This outlook is not heroic in that it simply accepts the 2% assumption for the economy's growth potential and the Fed's ability to hit its inflation target, also 2% will be higher with the typical cyclical overshooting and potentially much higher if the Fed's inflation policy loses credibility and/or is too long delayed. Additionally, if history is a guide, the upward trajectory will not be a smooth one. Rather it will somewhat violent with significant increases followed by periods of decline. In the period from January 1973 to September 1981 the 10-year yield increased by about 10% from just over 5% to almost 16%. But, rates increased in only about 60% of the 105 months. If anticipated, downward deviations provide an opportunity for return enhancement by lengthening duration.

Our investment discipline utilizes measures of real growth, inflation expectations, market based measures of current valuation and our view of the likely course of Fed policy changes in assessing the likely near term course of interest rates. It is intended to preserve capital in periods of significant rate increases by decreasing duration but with the flexibility to extend duration or re-enter the market when our discipline suggests lower rates are likely. As this recovery matures, uncertainty increases as to how much longer it can go on. Periods of "softness" in the data will likely occur providing the opportunity to add value by lengthening exposure. What is relevant to the potential success of our discipline is that interest rates continue to exhibit cyclical volatility--that the business cycle is not dead. Continued cyclical behavior will provide a basis for success even if the longer term equilibrium level of the economy's real rate--due to a reduced real growth potential--is lower. While panic buying can move rates dramatically for short time periods, rate behavior over time in driven by the business cycle. Municipal rates will move higher as Treasury yields rise especially as the normal relationship--correlation--between the two markets has been reestablished. And, since the municipal bond yield curve rarely inverts, the ability to hedge against rising rates through the use of Treasury-based futures should allow the Fund's yield to continue to benefit from the risk premium available from longer maturity holdings.

The Centre Active U.S. Tax Exempt Fund is intended to serve as a core fixed income investment. It is designed to help hedge against the loss of value from rising rates while continuing to provide tax-free cash flow. Additionally, its design allows for increased exposure and enhanced return as rates experience downward deviations from a rising trend or when the economy moves back into contraction. Our emphasis on investing in higher quality obligations helps control default risk, as the next contraction impacts revenue collection negatively, and it also facilitates hedging through the use of Treasury related securities. Finally, we believe the potential return from successfully managing interest rate exposure will likely outweigh any return pick-up from holding higher yield lower quality bonds.

[6]	"Quantitative easing" refers to steps that the U.S. Federal Reserve takes in attempting to boost the country's lagging economy. Historically, the Fed's main tool for spurring growth has been lowering short-term rates. However, QE employs expansionary monetary policy, which involves the purchasing of bonds when the interest rate can no longer be lowered. In September of 2012, the Fed announced its third round of quantitative easing, often abbreviated to "QE3."

Annual Report | September 30, 2015	15

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2015 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

General Obligation	48.18%
Prerefunded Issues	28.01%
Revenue Bonds	15.73%
Cash, Cash Equivalents & Other	8.08%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2015

This line graph assumes an initial investment of $10,000 at September 30, 2005, and that any dividends and distributions are reinvested. The Fund's performance returns quoted for periods prior to 3/18/2015 is that of the Predecessor Fund (while it was managed at International Strategy & Investment Inc.). This graph depicts the performance of the Fund versus the Barclays Capital Pre-Refunded Municipal Bond Index and the Barclays Capital General Obligation Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2015
	1 Month	3 Month	YTD	1 Year	3 Year Annualized	5 Year Annualized	10 Year Annualized	Since Inception* Annualized
Centre Active U.S. Tax Exempt Fund – Investor	0.75%	1.38%	1.45%	1.59%	0.81%	2.12%	3.11%	4.77%
Barclays Capital Pre‐Refunded Municipal Bond Index	0.40%	0.86%	1.00%	1.15%	1.06%	1.59%	3.09%	2.21%
Barclays Capital General Obligation Index	0.80%	1.73%	1.66%	2.79%	2.47%	3.78%	4.62%	5.88%
Centre Active U.S. Tax Exempt Fund – Institutional	0.68%	1.45%	1.64%	1.84%	0.85%	–	–	2.29%
Barclays Capital Pre‐Refunded Municipal Bond Index	0.40%	0.86%	1.00%	1.15%	1.06%	–	–	1.60%
Barclays Capital General Obligation Index	0.80%	1.73%	1.66%	2.79%	2.47%	–	–	3.80%

*	Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Centre Active U.S. Tax Exempt Fund acquired the Managed Municipal Fund, Inc. as of March 17, 2015. From inception through March 17, 2015, the Fund was managed by International Strategy & Investment Inc. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital General Obligation Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Barclays Capital Pre-Refunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

16	centrefunds.com

Centre Multi-Asset Real Return Fund	Manager Commentary

September 30, 2015 (Unaudited)
Performance & Strategy Summary

For the one year period ended September 30, 2015, the Centre Multi‐Asset Real Return Fund, Institutional Share Class, delivered a total return of ‐4.9%; the Investor Share Class delivered a total return of ‐5.2%.

The Centre Multi‐Asset Real Return Fund is designed to meet investor concerns of future inflationary conditions and increased market volatility with the goal of producing real returns as measured against inflation. The Fund aims to maintain the purchasing power of today's dollar in nominal terms plus a real return on capital. It is also intended to be relatively well positioned to withstand changes in market environments by having the capability to dynamically change its allocation posture and take defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. The Fund, which is structured as a limited fund of funds that can invest in other registered investment companies (primarily those focused on single asset classes and advised by Centre Asset Management, the Fund's investment adviser), is an actively managed product that strives to help preserve and enhance purchasing power over a variety of investment environments using a fundamental tactical asset allocation strategy employing multiple asset classes. Under normal market conditions, the Fund will allocate its net assets among broad asset classes, namely the underlying funds, U.S. and Non‐U.S. Equities, Fixed Income, Commodity‐Linked exchange‐traded notes (ETNs) and exchange‐traded funds (ETFs), Real Estate Investment Trusts ("REIT")1 and ETNs and ETFs with returns linked to REIT Indexes, and Cash Equivalents in an effort to maximize inflation‐adjusted returns. Under volatile market conditions and when the potential for large drawdowns is highest, the Fund may adopt the posture of capital preservation with a significant tactical allocation to cash equivalents.

The principal inputs in the Fund's asset allocation decisions are derived from our fundamental and proprietary determination of the implied equity risk premium, which is the expected excess return that the overall stock market provides over a risk‐free rate. This is designed to show the relative valuation of more risky assets versus the "risk free" alternative, intermediate term U.S. Treasury bonds. The equity risk premium (high or low) and its observed directional change are used as inputs in our process. The secondary inputs comprise consumer price index (CPI) trends and trends in inflation proxies such as currency and commodity prices. Lastly, historical data and forecasts of volatility for all asset classes are included.

Market Review & Outlook

For the one year period ended September 30, 2015, Fixed Income as an asset class contributed positively to the Fund's return as did Real Estate Linked Securities. U.S. Equities, Non‐U.S. Equities and, in particular, Commodity‐Linked Securities as asset classes performed poorly over the period as they were negatively impacted by a strengthening U.S. dollar and concerns over global economic growth, particularly in heavy resource consuming foreign economies, most notably in the emerging markets. During the period, our tactical allocation to Fixed Income and non‐Equities was increased and our exposure to Commodity‐Linked Securities, except for those linked to the price of gold, was eliminated. We also eliminated our exposure to Real Estate‐Linked Securities as we've seen their correlation to other asset classes increase and valuations reach levels that we deemed unattractive.

Our process in managing the Fund remains flexible and allows us to opportunistically shift emphasis to each of the various asset classes as conditions warrant based upon the ability for each asset class to perform best during particular market environments. For example and as noted, during the period we increased our exposure to Fixed Income and eliminated our exposure to all industrial Commodity‐Linked securities. Incorporating asset classes such as Commodity‐Linked ETNs and ETFs, Real Estate Investment Trusts, and ETNs and ETFs with returns linked to REIT Indexes, that are sometimes inversely or less correlated to U.S. stocks and bonds held within more traditional balanced funds, offers enhanced diversification benefits and the ability to take advantage of the changes in asset class performance that may take place with changes in different inflationary or deflationary environments. The Fund is designed to help reduce the level of risk that comes from concentrating in a single asset class. Additionally, we aim to emphasize asset classes we believe are poised to perform best based on our understanding of how different asset classes respond to the level of inflation or deflation and changes in economic conditions. The result is a broadly diversified portfolio that may be used as a core flexible balanced type holding or as a complement to existing equity or fixed income strategies. Also, given that certain historical correlations between asset classes tend to change, particularly during periods of market stress, the Fund is able to take defensive positions in an attempt to respond to adverse market, economic, political, or other conditions when deemed tactically prudent.

With competing inflationary and deflationary forces in a "tug of war", namely ultra‐accommodative monetary policy now in its seventh year and aging demographics with the baby boomer generation just beginning to retire in earnest, respectively, we think the longer‐term risk of inflation is higher than it has been in quite some time. However we also recognize that short‐ and intermediate‐term market signals such as an appreciating U.S. dollar, economic weakness globally and slack industrial capacity have given deflationary pressures the upper hand and will continue to do so. The irony is that we expect inflation to increase only after a sustained period of deflation which may result in a change in central bank and fiscal policies that target nominal growth with, perhaps, a near abandonment of inflation stability.

In our view, the failure of U.S. fiscal policy to stimulate growth has caused dependency on this unprecedented and massive monetary easing that shows no sign of abating. The U.S. Federal Reserve has continued to postpone the normalization of its ltra‐accommodative policies. On a positive note, monetary policy has allowed the U.S. financial sector to heal distinct from the tremendous restructuring undertaken by business and consumer focused corporate America. That said, it is unlikely that monetary policy will suddenly transmit growth stimulus to the real economy (as opposed to financial assets) when it has not in the past seven years given the collapse in monetary velocity2. The vast bulk of the Federal Reserve's bond purchases have made their way right back in the form of bank reserves deposited at the Federal Reserve and the nearly 300 percent increase in the money supply has been offset by the collapse in velocity. If velocity should turn up however, the outlook for inflation should rise and do so substantially. At the present time, this seems unlikely given the weak demand for credit and the riskless option afforded to banks to earn interest on their capital reserves placed on deposit with the Federal Reserve.

[1]	REIT - A security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

Annual Report | September 30, 2015	17

Centre Multi-Asset Real Return Fund	Manager Commentary

September 30, 2015 (Unaudited)

On the deflationary side, in a number of industrialized countries, including the U.S., on the assumption that fertility remains at or close to present levels, populations will start to decline and, in some cases, do so quite rapidly in the near future. The impact on developed societies will be decreasing demand for goods and services and increasing pension liabilities. This can be crushing in terms of taxation on younger workers and a potential source of unrest and political disruption. Japan, the pathfinder of this phenomenon as it embraced Western family planning even before Europe and the U.S. and where adult diapers now outsell those for children, shows the debilitative impact from an aging society and need to resort to new radical inflationary macroeconomic policies to combat its ill effects. No developed world country is immune from this significant problem which is just starting to be felt in Europe, the U.S., and elsewhere. With regard to near‐term relevance to Federal Reserve policies, we see that the U.S. Civilian Labor Force Participation Rate has dropped below a level that we last saw thirty years ago, when women began to join the workforce in earnest. A large part of the current fall in the unemployment rate has been due to this "dropping out" of the labor force, either due to discouragement, early retirement, or more generous public assistance programs. This collapse in the civilian workforce participation rate and increase in the number of persons on government dependency since the economic recovery began in 2009 have never happened before during previous recoveries. In addition, productivity now is at the lowest levels seen since the late 1970's. Furthermore, the growth in average hourly wages has fallen significantly as inflation has slowed and competition for jobs domestically and from overseas is limiting consumer consumption. This is evidenced by the latest drop in consumer spending being consistent only with past recessions.

Current market conditions and trends have created a myriad of possible outcomes over the next few years that are likely to contribute to a rise in the level and volatility of long‐term inflation expectations, but only after a sustained period of deflation. This is due to the negative macro circumstances being unlike any in the past and our lack of confidence in the ability of public officials to manage them given the unprecedented fiscal and monetary policy employed thus far and without the expected efficacy as seen in the past. The Centre Multi‐Asset Real Return Fund will attempt to deliver on maintaining investor purchasing power of today's dollar in nominal terms plus a positive real return on capital by using its tactical flexibility across broad asset classes with the added ability to take defensive positions under volatile market conditions and when the potential for large drawdowns is perceived to be highest.

[2]	The rate at which money is exchanged from one transaction to another, and how much a unit of currency is used in a given period of time. Velocity of money is usually measured as a ratio of GNP to a country's total supply of money.

18	centrefunds.com

Centre Multi-Asset Real Return Fund	Manager Commentary

September 30, 2015 (Unaudited)
ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Open‐End Funds	94.84%
Exchange‐Traded Funds	5.09%
Cash, Cash Equivalents & Other	0.07%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2015

This line graph assumes an initial investment of $10,000 at October 9, 2012, the inception date, for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund (Institutional Class) versus the U.S. CPI Urban Consumers NSA Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2015
	1 Month	3 Month	YTD	1 Year	Since Inception* Annualized
Centre Multi‐Asset Real Return Fund – Investor Class	‐1.31%	‐4.83%	‐4.23%	‐5.17%	‐0.90%
U.S. CPI Urban Consumers NSA Index	‐0.15%	‐0.29%	1.34%	‐0.03%	1.31%
Centre Multi‐Asset Real Return Fund – Institutional Class	‐1.30%	‐4.70%	‐4.00%	‐4.88%	‐0.17%
U.S. CPI Urban Consumers NSA Index	‐0.15%	‐0.29%	1.34%	‐0.03%	0.94%

*	Inception date of October 9, 2012 for Institutional Class. Inception date of January 22, 2013 for Investor Class. From inception through September 13, 2013, the Fund was managed by Drexel Hamilton Investment Partners, LLC. Centre Asset Management, LLC was appointed as the Fund's investment adviser on September 14, 2013, which was approved by the Fund's shareholders on October 31, 2013.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data please call 855-298-4236.

The U.S. CPI Urban Consumers NSA Index is the annual percentage change in the Consumer Price Index (CPI). The CPI is described as "an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics" in the Prospectus. You cannot invest directly into an index.

The chart above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

Annual Report | September 30, 2015	19

Centre Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

As a shareholder of a series of Centre Funds (each series, a "Fund" and together, the "Funds"), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b‐1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held through September 30, 2015.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period 04/01/2015 – 09/30/2015" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expense Ratio(a)	Expenses Paid During Period 04/01/15-09/30/15(b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$965.30	1.05%	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.05%	$5.32
Institutional Class
Actual	$1,000.00	$966.10	0.95%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Centre Global Select Equity Fund
Investor Class
Actual	$1,000.00	$898.80	1.45%	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
Institutional Class
Actual	$1,000.00	$899.10	1.25%	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.25%	$6.33
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,011.90	0.86%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36
Institutional Class
Actual	$1,000.00	$1,013.90	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$1,009.90	0.95%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Institutional Class
Actual	$1,000.00	$1,010.30	0.70%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
Centre Multi‐Asset Real Return Fund
Investor Class
Actual	$1,000.00	$949.70	1.25%	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.25%	$6.33
Institutional Class
Actual	$1,000.00	$951.00	1.00%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

20	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
COMMON STOCKS (96.26%)
Consumer Discretionary (17.77%)
Hotels, Restaurants & Leisure (3.65%)
Chipotle Mexican Grill, Inc.(a)	4,630	$3,334,758
Starbucks Corp.	47,460	2,697,626
		6,032,384
Internet & Catalog Retail (3.17%)
Amazon.com, Inc.(a)	10,210	5,226,397

Media (3.35%)
Comcast Corp., Class A	46,190	2,627,287
Walt Disney Co.	28,468	2,909,430
		5,536,717
Multiline Retail (2.03%)
Target Corp.	42,696	3,358,467

Specialty Retail (4.65%)
Home Depot, Inc.	32,367	3,738,065
Lowe's Cos., Inc.	57,285	3,948,082
		7,686,147
Textiles, Apparel & Luxury Goods (0.92%)
NIKE, Inc., Class B	12,380	1,522,368

Total Consumer Discretionary		29,362,480

Consumer Staples (18.43%)
Beverages (4.26%)
Coca‐Cola Co.	83,360	3,344,403
PepsiCo, Inc.	39,269	3,703,067
		7,047,470
Food & Staples Retailing (2.72%)
Costco Wholesale Corp.	12,130	1,753,634
CVS Health Corp.	28,385	2,738,585
		4,492,219
Food Products (3.15%)
Archer‐Daniels‐Midland Co.	38,430	1,592,923
General Mills, Inc.	64,350	3,611,966
		5,204,889
Household Products (6.52%)
Colgate‐Palmolive Co.	49,190	3,121,597
Kimberly‐Clark Corp.	34,060	3,713,902
Procter & Gamble Co.	54,708	3,935,694
		10,771,193
Tobacco (1.78%)
Altria Group, Inc.	54,030	2,939,232

Total Consumer Staples		30,455,003

Financials (5.59%)
Banks (3.87%)
JPMorgan Chase & Co.	30,900	1,883,973
SunTrust Banks, Inc.	56,490	2,160,178
Wells Fargo & Co.	45,718	2,347,619
		6,391,770
Capital Markets (0.93%)
Goldman Sachs Group, Inc.	8,860	1,539,514

	Shares	Value
Financials (continued)
Insurance (0.79%)
American International Group, Inc.	22,960	$1,304,587

Total Financials		9,235,871

Health Care (16.66%)
Biotechnology (7.33%)
AbbVie, Inc.	43,480	2,365,747
Amgen, Inc.	18,773	2,596,681
Celgene Corp.(a)	22,210	2,402,456
Gilead Sciences, Inc.	48,295	4,742,086
		12,106,970
Health Care Equipment & Supplies (3.65%)
CR Bard, Inc.	19,120	3,562,248
Medtronic Plc	36,880	2,468,747
		6,030,995
Pharmaceuticals (5.68%)
Allergan Plc(a)	9,870	2,682,765
Johnson & Johnson	55,960	5,223,866
Merck & Co., Inc.	29,917	1,477,600
		9,384,231
Total Health Care		27,522,196

Industrials (6.50%)
Aerospace & Defense (2.82%)
General Dynamics Corp.	19,260	2,656,917
Textron, Inc.	53,200	2,002,448
		4,659,365
Air Freight & Logistics (2.79%)
CH Robinson Worldwide, Inc.	38,380	2,601,397
United Parcel Service, Inc., Class B	20,300	2,003,407
		4,604,804
Road & Rail (0.89%)
Union Pacific Corp.	16,608	1,468,313

Total Industrials		10,732,482

Information Technology (26.52%)
Communications Equipment (1.88%)
Cisco Systems, Inc.	60,410	1,585,763
QUALCOMM, Inc.	28,470	1,529,693
		3,115,456
Internet Software & Services (6.25%)
Facebook, Inc., Class A(a)	40,570	3,647,243
Google, Inc., Class A(a)	5,320	3,396,128
Google, Inc., Class C(a)	5,405	3,288,510
		10,331,881
IT Services (3.65%)
Mastercard, Inc., Class A	26,770	2,412,512
Visa, Inc., Class A	52,000	3,622,320
		6,034,832
Semiconductors & Semiconductor Equipment (4.16%)
Intel Corp.	87,119	2,625,767
NVIDIA Corp.	73,570	1,813,500
Texas Instruments, Inc.	49,030	2,427,966
		6,867,233

Annual Report | September 30, 2015	21

Centre American Select Equity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
Information Technology (continued)
Software (4.84%)
Microsoft Corp.	147,607	$6,533,086
Oracle Corp.	40,399	1,459,212
		7,992,298
Technology Hardware, Storage & Peripherals (5.74%)
Apple, Inc.	85,948	9,480,064

Total Information Technology		43,821,764

Materials (4.79%)
Chemicals (2.50%)
International Flavors & Fragrances, Inc.	16,120	1,664,551
Monsanto Co.	28,890	2,465,473
		4,130,024
Construction Materials (2.29%)
Vulcan Materials Co.	42,370	3,779,404

Total Materials		7,909,428

TOTAL COMMON STOCKS (Cost $133,749,255)		159,039,224

RIGHTS (0.00%)(b)
Casa Ley, CVR(a)(c)(d)	2,960	3,004
PDC, CVR(a)(c)(d)	2,960	145
		3,149

TOTAL RIGHTS (Cost $3,149)		3,149
	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (2.94%)
Puts (2.94%)
S&P 500® Index:
	3/18/2016	$1,725.00	890	4,859,400

Total Puts				4,859,400

TOTAL PURCHASED OPTIONS (Cost $6,085,772)				4,859,400

7-Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.88%)
Money Market Fund (0.88%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.00004%	1,447,933	1,447,933

TOTAL SHORT TERM INVESTMENTS (Cost $1,447,933)			1,447,933

TOTAL INVESTMENTS (100.08%) (Cost $141,286,109)			$165,349,706
Liabilities in Excess of Other Assets (‐0.08%)			(128,788)
NET ASSETS (100.00%)			$165,220,918

(a)	Non-income producing security.
(b)	Less than 0.005%.
(c)	Security fair valued using methods determined in good faith by the Valuation Committee. As of September 30, 2015, the total market value of these securities was $3,149, representing less than 0.01% of net assets.
(d)
Securities are determined to be illiquid under the guidelines approved by the Fund's Board of Trustees. On September 30, 2015, the total market value of these securities was $3,149, representing less than 0.01% of net assets. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
1/30/2015	Casa Ley, CVR	$3,004	$3,004	0.00%
1/30/2015	PDC, CVR	145	145	0.00%
			$3,149	0.00%

Common Abbreviations:
CVR - Contingent Value Rights.
Plc - Public Limited Company.
S&P - Standard & Poor's.

See Notes to Financial Statements.

22	centrefunds.com

Centre Global Select Equity Fund	Schedule of Investments

September 30, 2015
	Shares	Value
COMMON STOCKS (95.02%)
ASIA (43.39%)
Australia (0.67%)
Materials (0.67%)
BHP Billiton, Ltd.	7,942	$123,865

Total Australia		123,865

China (11.36%)
Consumer Staples (2.17%)
Hengan International Group Co., Ltd.	26,040	253,174
Want Want China Holdings, Ltd.	181,530	148,971
		402,145
Financials (1.75%)
China Pacific Insurance Group Co., Ltd., Class H	57,990	214,375
Ping An Insurance Group Co., Class H	22,260	110,150
		324,525
Health Care (2.02%)
Roche Holding AG	1,420	374,451

Industrials (1.16%)
Zhejiang Expressway Co., Ltd., Class H	197,000	213,775

Information Technology (4.26%)
NetEase, Inc., ADR	2,660	319,519
Tencent Holdings, Ltd.	28,060	468,147
		787,666
Total China		2,102,562

Hong Kong (5.75%)
Consumer Discretionary (1.00%)
Techtronic Industries Co., Ltd.	50,360	185,843

Financials (1.13%)
China Overseas Land & Investment, Ltd.	68,920	208,093

Telecommunication Services (2.30%)
China Mobile, Ltd.	35,930	425,594

Utilities (1.32%)
China Gas Holdings, Ltd.	119,060	163,457
China Resources Power Holdings Co., Ltd.	35,160	80,209
		243,666
Total Hong Kong		1,063,196

India (6.82%)
Energy (0.85%)
Reliance Industries, Ltd., Sponsored GDR(a)(b)	6,030	156,780

Financials (1.52%)
HDFC Bank, Ltd., ADR	4,600	281,014

Health Care (2.57%)
Dr. Reddy's Laboratories, Ltd., ADR	7,440	475,490

	Shares	Value
India (continued)
Information Technology (1.88%)
Infosys, Ltd., Sponsored ADR	18,240	$348,202

Total India		1,261,486

Japan (16.75%)
Consumer Discretionary (5.82%)
Bridgestone Corp.	9,710	333,959
Nippon Television Holdings, Inc.	15,190	243,871
Sony Corp.	9,700	234,364
Sumitomo Electric Industries, Ltd.	20,880	265,166
		1,077,360
Financials (3.17%)
Mitsubishi UFJ Financial Group, Inc.	54,000	322,474
Sumitomo Mitsui Financial Group, Inc.	7,040	264,781
		587,255
Health Care (1.36%)
Astellas Pharma, Inc.	19,500	251,136

Industrials (3.85%)
ITOCHU Corp.	13,990	146,646
Japan Airlines Co., Ltd.	7,832	275,179
Mitsubishi Electric Corp.	17,800	161,731
Yamato Holdings Co., Ltd.	6,740	128,322
		711,878
Information Technology (0.92%)
Murata Manufacturing Co., Ltd.	1,330	170,401

Telecommunication Services (1.63%)
Nippon Telegraph & Telephone Corp.	5,510	191,896
SoftBank Corp.	2,430	110,941
		302,837
Total Japan		3,100,867

Korea (0.67%)
Information Technology (0.67%)
Samsung Electronics Co., Ltd.	130	124,374

Total Korea		124,374

Singapore (0.79%)
Industrials (0.79%)
ComfortDelGro Corp., Ltd.	72,550	146,319

Total Singapore		146,319

Taiwan (0.58%)
Information Technology (0.58%)
Taiwan Semiconductor Manufacturing Co., Ltd.	27,090	106,953

Total Taiwan		106,953

TOTAL ASIA (Cost $8,254,751)		8,029,622

Annual Report | September 30, 2015	23

Centre Global Select Equity Fund	Schedule of Investments

September 30, 2015
	Shares	Value
EUROPE (43.59%)
Austria (0.89%)
Materials (0.89%)
voestalpine AG	4,830	$165,689

Total Austria		165,689

Belgium (0.59%)
Materials (0.59%)
Solvay SA	1,070	109,064

Total Belgium		109,064

Denmark (1.60%)
Health Care (1.60%)
Novo Nordisk A/S, Class B	5,537	297,027

Total Denmark		297,027

Finland (0.76%)
Industrials (0.76%)
Kone OYJ, Class B	3,685	139,999

Total Finland		139,999

France (7.55%)
Consumer Discretionary (1.15%)

Cie Generale des Etablissements Michelin	2,341	212,981

Energy (1.27%)
TOTAL SA	5,220	234,480

Financials (0.91%)
AXA SA	6,980	168,741

Health Care (1.42%)
Sanofi	2,770	262,752

Industrials (1.47%)
Safran SA	3,610	271,476

Information Technology (1.33%)
Cap Gemini SA	2,780	247,329

Total France		1,397,759

Germany (6.03%)
Consumer Discretionary (0.80%)
Daimler AG	2,050	148,550

Consumer Staples (1.69%)
Beiersdorf AG	3,540	313,165

	Shares	Value
Germany (continued)
Financials (1.03%)
Muenchener Rueckversicherungs‐Gesellschaft AG in Muenchen	1,020	$190,053

Information Technology (1.09%)
Infineon Technologies AG	18,040	202,688

Telecommunication Services (1.42%)
Deutsche Telekom AG	14,760	261,989

Total Germany		1,116,445

Great Britain (8.01%)
Consumer Discretionary (1.28%)
Next Plc	2,060	237,148

Consumer Staples (2.00%)
Unilever NV	9,250	370,958

Energy (0.98%)
BP Plc	35,917	181,474

Financials (0.58%)
3i Group Plc	15,200	107,220

Industrials (1.34%)
easyJet Plc	9,190	247,041

Telecommunication Services (1.83%)
BT Group Plc	53,250	338,004

Total Great Britain		1,481,845

Hungary (0.61%)
Energy (0.61%)
MOL Hungarian Oil and Gas Plc	2,600	113,248

Total Hungary		113,248

Ireland (2.11%)
Financials (1.17%)
Bank of Ireland(c)	559,160	217,120

Materials (0.94%)
Smurfit Kappa Group Plc	6,490	174,119

Total Ireland		391,239

Italy (5.32%)
Financials (5.32%)
Assicurazioni Generali SpA	11,720	214,249
Intesa Sanpaolo SpA	116,740	411,686
UniCredit SpA	57,670	358,934
		984,869
Total Italy		984,869

24	centrefunds.com

Centre Global Select Equity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
Norway (0.65%)
Energy (0.65%)
Statoil ASA	8,220	$119,826

Total Norway		119,826

Russia (1.22%)
Energy (0.55%)
NOVATEK OAO, Sponsored GDR(b)	1,090	100,825

Telecommunication Services (0.67%)
Mobile Telesystems OJSC, Sponsored ADR	17,200	124,184

Total Russia		225,009

Spain (3.52%)
Financials (1.34%)
Banco Bilbao Vizcaya Argentaria SA	29,388	248,914

Utilities (2.18%)
Iberdrola SA	60,581	402,571

Total Spain		651,485

Sweden (1.57%)
Industrials (0.78%)
Securitas AB, B Shares	11,860	144,673

Information Technology (0.79%)
Telefonaktiebolaget LM Ericsson, B Shares	14,780	145,152

Total Sweden		289,825

Switzerland (3.16%)
Consumer Staples (2.25%)
Nestle SA	5,530	415,630

Financials (0.91%)
Zurich Insurance Group AG	690	169,349

Total Switzerland		584,979

TOTAL EUROPE (Cost $8,624,117)		8,068,308

NORTH AMERICA (5.22%)
Canada (2.52%)
Financials (2.52%)
Royal Bank of Canada	3,950	218,412
Toronto‐Dominion Bank	6,310	248,712
		467,124
Total Canada		467,124

	Shares	Value
Mexico (2.70%)
Consumer Staples (0.98%)
Fomento Economico Mexicano SAB de CV	20,210	$180,665

Financials (0.71%)
Grupo Financiero Banorte SAB de CV	26,950	132,192

Telecommunication Services (1.01%)
Grupo Televisa SAB	35,800	186,445

Total Mexico		499,302

TOTAL NORTH AMERICA (Cost $1,239,962)		966,426

SOUTH AMERICA (2.82%)
Brazil (2.82%)
Consumer Staples (1.31%)
Ambev SA	49,300	242,241

Materials (1.51%)
Fibria Celulose SA, Sponsored ADR	20,590	279,200

Total Brazil		521,441

TOTAL SOUTH AMERICA (Cost $556,941)		521,441

TOTAL COMMON STOCKS (Cost $18,675,771)		17,585,797

PREFERRED STOCKS (0.37%)
SOUTH AMERICA (0.37%)
Brazil (0.37%)
Financials (0.37%)
Banco Bradesco SA	12,696	68,244

Total Brazil		68,244

TOTAL SOUTH AMERICA (Cost $157,645)		68,244

TOTAL PREFERRED STOCKS (Cost $157,645)		68,244

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.45%)
Money Market Fund (4.45%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.00004%	824,373	824,373

TOTAL SHORT TERM INVESTMENTS (Cost $824,373)			824,373

Annual Report | September 30, 2015	25

Centre Global Select Equity Fund	Schedule of Investments

September 30, 2015

Value
TOTAL INVESTMENTS (99.84%) (Cost $19,657,789)	$18,478,414
Other Assets In Excess Of Liabilities (0.16%)	29,459
NET ASSETS (100.00%)	$18,507,873

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2015, these securities amount to a value of $156,780 or 0.85% of net assets.

(b)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration.  These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.  At period end, the aggregate market value of those securities was $257,605, representing 1.39% of net assets.

(c)	Non-income producing security.

Common Abbreviations:
AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
A/S - Aktieselskab is the Danish term for Joint Stock Company.
ASA - Allmennaksjeselskap in the Norwegian term for public limited company.
GDR - Global Depositary Receipt.
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)
OJSC - Open Joint Stock Company.
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.
Plc - Public Limited Company.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company.
SAB de CV - A variable capital company.
SpA - Societa Per Azioni is an Italian shared company.
UFJ - United Financial of Japan.

See Notes to Financial Statements.

26	centrefunds.com

Centre Active U.S. Treasury Fund	Schedule of Investments

September 30, 2015

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (91.25%)
U.S. Treasury Bonds (71.83%)
5/15/2017, 8.750%	$8,000,000	$9,059,216
8/15/2017, 8.875%	5,700,000	6,579,048
8/15/2019, 8.125%	11,956,000	15,124,256
2/15/2020, 8.500%	6,000,000	7,849,494
8/15/2020, 8.750%	11,956,000	16,120,753
2/15/2029, 5.250%	2,989,000	4,016,003
2/15/2043, 3.125%	6,575,000	6,891,080
5/15/2044, 3.375%	6,575,000	7,221,711
Total U.S. Treasury Bonds		72,861,561

U.S. Treasury Notes (19.42%)
1/31/2019, 1.250%	14,347,000	14,445,736
7/31/2019, 1.625%	1,900,000	1,933,052
7/31/2021, 2.250%	2,200,000	2,282,386
5/15/2024, 2.500%	1,000,000	1,042,233
Total U.S. Treasury Notes		19,703,407

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $87,965,900)		92,564,968

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.51%)
Money Market Fund (2.51%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.00004%	2,543,275	2,543,275

TOTAL SHORT TERM INVESTMENTS (Cost $2,543,275)			2,543,275

TOTAL INVESTMENTS (93.76%) (Cost $90,509,175)			$95,108,243
Other Assets In Excess Of Liabilities (6.24%)			6,332,303
NET ASSETS (100.00%)			$101,440,546

See Notes to Financial Statements.

Annual Report | September 30, 2015	27

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

September 30, 2015

	Principal Amount	Value
MUNICIPAL BONDS (91.92%)
General Obligation (48.18%)
Arlington County, VA
8/15/2024, 4.000%	$1,000,000	$1,160,770
City of Arlington, TX
8/15/2025, 5.000%	850,000	1,057,366
Baltimore County, MD
8/1/2022, 4.000%	1,665,000	1,852,978
City of Columbus, OH, Series 1
7/1/2029, 4.000%	500,000	544,740
Delaware State, Series A
8/1/2026, 3.000%	1,500,000	1,569,270
Fairfax County, VA, Series A
10/1/2027, 3.000%	2,000,000	2,071,880
Georgia State
10/1/2023, 4.125%	1,000,000	1,032,680
Georgia State, Series B
4/1/2025, 4.250%	1,120,000	1,176,045
Mecklenburg County, NC, Series A
4/1/2030, 3.000%	1,500,000	1,509,885
Montgomery County, MD, Series B
11/1/2027, 5.000%	1,000,000	1,221,760
North Carolina State, Series B
6/1/2026, 5.000%	1,500,000	1,875,930
Ohio State
6/15/2035, 5.000%	2,000,000	2,290,460
Prince George's County, MD, Public Improvements
7/15/2026, 4.125%	2,000,000	2,154,760
City of San Antonio, TX
2/1/2024, 5.000%	750,000	919,110
Texas State, Series E
8/1/2024, 5.000%	765,000	942,786
Wake County, NC, Series A
5/1/2029, 3.000%	2,000,000	2,031,200
Total General Obligation		23,411,620

Prerefunded Issues(a) (28.01%)
Arizona State, Water Infrastructure Finance Authority, Series A, 10/01/19 @ 100
10/1/2021, 5.000%	1,000,000	1,155,610
Kansas State, Development Finance Authority, DW‐1, 4/01/17 @ 100
4/1/2022, 3.125%	1,500,000	1,556,745
Lousiana State, Series A, 5/01/19 @ 100
5/1/2024, 5.000%	500,000	570,765
City of Norfolk, VA, Series C, 4/01/21 @ 100
10/1/2027, 5.000%	635,000	757,219
Oregon State, Lottery Revenue, Series A, 4/01/19 @ 100
4/1/2021, 5.000%	1,000,000	1,136,440
Tennessee State, Series A, 5/01/17 @ 100
5/1/2027, 5.000%	2,075,000	2,222,055

	Principal Amount	Value
Prerefunded Issues(a) (continued)
Utah State, Series A, 07/01/21 @ 100
7/1/2023, 5.000%	$2,000,000	$2,395,660
Virginia State, Series A, 6/01/16 @ 100
6/1/2026, 4.250%	1,500,000	1,539,780
Virginia State, Resources Authority Clean Water Revenue, 10/01/19 @ 100
10/1/2028, 4.500%	2,000,000	2,276,420
Total Prerefunded Issues		13,610,694

Revenue Bonds (15.73%)
Fairfax County, VA, Water Authority Water Revenue
4/1/2027, 4.500%	2,145,000	2,252,078
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	2,000,000	2,159,480
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	1,000,000	1,171,450
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	2,000,000	2,063,400
Total Revenue Bonds		7,646,408

TOTAL MUNICIPAL BONDS (Cost $42,859,520)		44,668,722

7-Day Yield		Shares	Value
SHORT TERM INVESTMENTS (3.81%)
Money Market Fund (3.81%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.00004%	1,849,085	1,849,085

TOTAL SHORT TERM INVESTMENTS (Cost $1,849,085)			1,849,085

TOTAL INVESTMENTS (95.73%) (Cost $44,708,605)			$46,517,807
Other Assets In Excess Of Liabilities (4.27%)			2,074,661
NET ASSETS (100.00%)			$48,592,468

(a)
Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

See Notes to Financial Statements.

28	centrefunds.com

Centre Multi-Asset Real Return Fund	Schedule of Investments

September 30, 2015

	Shares	Value
EXCHANGE‐TRADED FUNDS (5.09%)
SPDR® Gold Shares(a)	26,450	$2,826,447

TOTAL EXCHANGE‐TRADED FUNDS (Cost $3,079,330)		2,826,447

OPEN‐END FUNDS (94.84%)
Centre Active U.S. Treasury Fund, Institutional Class(b)	1,883,248	19,265,627
Centre American Select Equity Fund, Institutional Class(b)	1,275,116	14,906,106
Centre Global Select Equity Fund, Institutional Class(b)	1,992,952	18,474,667

TOTAL OPEN‐END FUNDS (Cost $57,956,899)		52,646,400

7-Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Money Market Fund (0.16%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.00004%	89,889	89,889

TOTAL SHORT TERM INVESTMENTS (Cost $89,889)			89,889

TOTAL INVESTMENTS (100.09%) (Cost $61,126,118)			$55,562,736
Liabilities in Excess of Other Assets (‐0.09%)			(51,460)
NET ASSETS (100.00%)			$55,511,276

(a)	Non-income producing security.
(b)	Affiliated with the Fund, as each is a series of Centre Funds and has the same investment adviser.

Common Abbreviations:
SPDR - Standard & Poor's Depositary Receipts.
See Notes to Financial Statements.

Annual Report | September 30, 2015	29

Centre Funds	Statements of Assets and Liabilities

September 30, 2015

	Centre American Select Equity Fund	Centre Global Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi- Asset Real Return Fund
ASSETS:
Investments, at value	$165,349,706	$18,478,414	$95,108,243	$46,517,807	$2,916,336
Investments in affiliates, at value	–	–	–	–	52,646,400
Foreign currency, at value (Cost $–, $6,674, $–, $– and $–, respectively)	–	6,759	–	–	–
Receivable for dividends and interest	130,098	56,772	835,127	609,551	–
Deposit with broker for futures contracts	–	–	5,597,253	1,500,000	–
Receivable for shares sold	725	–	–	–	–
Prepaid and other assets	17,185	5,321	32,594	31,307	6,249
Total Assets	165,497,714	18,547,266	101,573,217	48,658,665	55,568,985
LIABILITIES:
Payable to administrator	16,620	7,651	9,662	5,804	5,462
Payable to transfer agency	8,840	1,930	8,414	3,218	1,904
Payable for shares redeemed	96,400	–	30,622	17,028	–
Payable to investment adviser	74,271	9,223	26,722	9,856	27,517
Accrued 12b-1 fees (Investor Class)	30,925	–	16,548	8,541	–
Payable for custodian fees	3,467	2,714	2,096	1,145	976
Payable for printing	11,929	623	5,239	2,012	1,799
Payable for legal and audit fees	22,326	14,409	24,551	13,963	15,813
Payable to trustees	6,505	776	3,890	1,855	2,154
Payable under the Chief Compliance Officer Services Agreement	2,153	244	1,282	618	703
Other payables	3,360	1,823	3,645	2,157	1,381
Total Liabilities	276,796	39,393	132,671	66,197	57,709
NET ASSETS	$165,220,918	$18,507,873	$101,440,546	$48,592,468	$55,511,276
NET ASSETS CONSIST OF:
Paid-in capital	$121,995,161	$21,085,094	$98,774,304	$45,822,275	$60,176,536
Accumulated net investment income/(loss)	(4,519)	234,167	(1,913,307)	705	(32,655)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	19,166,679	(1,629,969)	(19,519)	960,286	930,777
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	24,063,597	(1,181,419)	4,599,068	1,809,202	(5,563,382)
NET ASSETS	$165,220,918	$18,507,873	$101,440,546	$48,592,468	$55,511,276
INVESTMENTS, AT COST	$141,286,109	$19,657,789	$90,509,175	$44,708,605	$3,169,219
INVESTMENTS IN AFFILIATES, AT COST	–	–	–	–	57,956,899
PRICING OF SHARES
Investor Class
Net Assets	$148,313,522	$4,291	$79,867,341	$41,127,467	$4,881
Shares outstanding	12,703,605	465	7,838,728	3,863,475	539
Net Asset Value, offering and redemption price per share	$11.67	$9.24	$10.19	$10.65	$9.06
Institutional Class
Net Assets	$16,907,396	$18,503,582	$21,573,205	$7,465,001	$55,506,395
Shares outstanding	1,446,420	1,996,005	2,109,447	705,177	6,085,276
Net Asset Value, offering and redemption price per share	$11.69	$9.27	$10.23	$10.59	$9.12

See Notes to Financial Statements.

30	centrefunds.com

Centre Funds	Statements of Operations

	Centre American Select Equity Fund	Centre Global Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi- Asset Real Return Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2015	For the Period November 1, 2014 to September 30, 2015	For the Year Ended September 30, 2015
INVESTMENT INCOME:
Interest	$9,117	$–	$1,270,375	$1,577,401	$–
Dividends	2,623,434	576,343	–	–	–
Dividends from affiliated securities	–	–	–	–	591,424
Foreign taxes withheld	890	(49,588)	–	–	–
Total Investment Income	2,633,441	526,755	1,270,375	1,577,401	591,424

EXPENSES:
Investment advisory fees	1,215,278	194,613	266,202	215,265	321,302
Administration fees	189,998	38,607	67,183	64,763	74,110
Transfer agent fees	78,355	22,502	35,229	29,644	22,503
Custodian fees	14,074	24,540	9,599	6,213	5,930
Legal fees	90,026	19,542	25,520	32,722	32,785
Audit fees	3,451	14,970	–	11,399	11,740
Trustees' fees and expenses	27,554	3,923	2,919	8,705	12,323
Recoupment of past fees waived by adviser (Investor Class)	–	–	–	–	4
Recoupment of past fees waived by adviser (Institutional Class)	–	–	–	–	50,570
Registration/filing fees	34,806	24,197	46,824	43,161	23,830
12b-1 fees (Investor Class)	359,080	11	120,196	116,785	13
Printing fees	52,652	2,773	14,017	13,240	9,506
Chief Compliance Officer services fees	27,846	3,711	6,459	10,583	11,408
Offering costs	2,418	275	30,376	–	–
Miscellaneous expenses	28,190	4,627	13,839	15,549	15,081
Total expenses before waivers	2,123,728	354,291	638,363	568,029	591,105
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(412,390)	(29)	(43,702)	(27,685)	–
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(26,975)	(110,986)	(75,161)	(4,789)	–
Net Expenses	1,684,363	243,276	519,500	535,555	591,105
Net Investment Income	949,078	283,479	750,875	1,041,846	319

Net realized gain/(loss) on investments	19,440,928	(1,628,568)	(2,480,920)	1,080,738	119,212
Net realized loss on affiliated investments	–	–	–	–	(77,053)
Net realized gain/(loss) on futures contracts	–	–	(402,747)	43,350	–
Net realized gain/(loss) on foreign currencies	–	(35,788)	261,235	–	–
Net change in unrealized appreciation/(depreciation) on investments	(24,902,193)	(755,243)	3,598,106	(1,364,945)	(458,091)
Net change in unrealized depreciation on affiliated investments	–	–	–	–	(4,468,954)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	–	(384)	–	–	–
Capital gains from affiliated investment companies	–	–	–	–	2,017,409
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(5,461,265)	(2,419,983)	975,674	(240,857)	(2,867,477)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,512,187)	$(2,136,504)	$1,726,549	$800,989	$(2,867,158)

See Notes to Financial Statements.

Annual Report | September 30, 2015	31

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2015	For The Year Ended September 30, 2014(a)
OPERATIONS:
Net investment income	$949,078	$713,961
Net realized gain on investments	19,440,928	8,136,150
Net change in unrealized appreciation/(depreciation) on investments	(24,902,193)	12,339,709
Net increase/(decrease) in net assets resulting from operations	(4,512,187)	21,189,820
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,569,650)	(1,048,251)
Institutional Class	(244,476)	–
From net realized gains on investments
Investor Class	–	(14,465)
Total distributions	(1,814,126)	(1,062,716)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	8,734,898	15,830,656
Shares issued in reinvestment of distributions	1,549,760	1,051,275
Cost of shares redeemed	(61,469,805)	(49,865,652)
Redemption fees	4,462	1,022
Acquisition (Note 10)	89,192,637	–
Net increase/(decrease) from capital share transactions	38,011,952	(32,982,699)
Institutional Class
Proceeds from sale of shares	3,769,677	29,614,000
Shares issued in reinvestment of distributions	244,476	–
Cost of shares redeemed	(2,350,000)	(14,652,000)
Net increase from capital share transactions	1,664,153	14,962,000
Net increase in net assets	$33,349,792	$2,106,405
NET ASSETS:
Beginning of period	131,871,126	129,764,721
End of period*	$165,220,918	$131,871,126
*Including accumulated net investment income/(loss) of:	$(4,519)	$492,491

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,609,264	12,503,329
Shares sold	717,858	1,303,814
Shares issued in reinvestment of dividends	127,030	95,138
Shares redeemed	(5,072,188)	(4,293,017)
Acquisition shares (Note 10)	7,321,641	–
Ending Shares	12,703,605	9,609,264
Institutional Class
Beginning shares	1,309,948	–
Shares sold	309,141	2,509,948
Shares issued in reinvestment of dividends	20,022	–
Shares redeemed	(192,691)	(1,200,000)
Ending Shares	1,446,420	1,309,948

(a)	The Centre American Select Equity Fund began offering Institutional Class shares on January 21, 2014.

See Notes to Financial Statements.

32	centrefunds.com

Centre Global Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2015	For The Year Ended September 30, 2014(a)
OPERATIONS:
Net investment income	$283,479	$267,563
Net realized gain/(loss) on investments	(1,628,568)	2,113,284
Net realized loss on foreign currency transactions	(35,788)	(23,077)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(755,627)	(2,141,304)
Net increase/(decrease) in net assets resulting from operations	(2,136,504)	216,466
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(57)	–
Institutional Class	(251,413)	(166,664)
From net realized gains on investments
Investor Class	(435)	–
Institutional Class	(1,884,354)	(372,877)
Total distributions	(2,136,259)	(539,541)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	–	15,509,595
Shares issued in reinvestment of distributions	492	–
Cost of shares redeemed	–	(15,526,268)
Net increase/(decrease) from capital share transactions	492	(16,673)
Institutional Class
Proceeds from sale of shares	6,076,850	15,522,941
Shares issued in reinvestment of distributions	2,135,767	539,541
Cost of shares redeemed	(175,000)	(15,505,899)
Net increase from capital share transactions	8,037,617	556,583
Net increase in net assets	$3,765,346	$216,835
NET ASSETS:
Beginning of period	14,742,527	14,525,692
End of period*	$18,507,873	$14,742,527
*Including accumulated net investment income of:	$234,167	$237,950

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	415	–
Shares sold	–	1,268,901
Shares issued in reinvestment of dividends	50	–
Shares redeemed	–	(1,268,486)
Ending Shares	465	415
Institutional Class
Beginning shares	1,271,210	1,226,285
Shares sold	526,135	1,268,486
Shares issued in reinvestment of dividends	216,609	45,340
Shares redeemed	(17,949)	(1,268,901)
Ending Shares	1,996,005	1,271,210

(a)	The Centre Global Select Equity Fund began offering Investor Class shares on January 21, 2014.

See Notes to Financial Statements.

Annual Report | September 30, 2015	33

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2015	For The Period January 21, 2014 (Inception) to September 30, 2014
OPERATIONS:
Net investment income	$750,875	$27,139
Net realized gain/(loss) on investments	(2,480,920)	135,975
Net realized loss on futures contracts	(402,747)	–
Net realized gain on foreign currency transactions	261,235	–
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	3,598,106	(53,948)
Net increase in net assets resulting from operations	1,726,549	109,166
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(35,014)	–
Institutional Class	(97,951)	–
From net realized gains on investments
Investor Class	(39)	–
Institutional Class	(135,949)	–
Total distributions	(268,953)	–
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	5,773,839	5,000
Shares issued in reinvestment of distributions	24,360	–
Cost of shares redeemed	(28,287,015)	–
Acquisition (Note 10)	101,150,828	–
Net increase from capital share transactions	78,662,012	5,000
Institutional Class
Proceeds from sale of shares	4,869,358	14,405,000
Shares issued in reinvestment of distributions	233,564	–
Cost of shares redeemed	(850,447)	–
Acquisition (Note 10)	2,549,297	–
Net increase from capital share transactions	6,801,772	14,405,000
Net increase in net assets	$86,921,380	$14,519,166
NET ASSETS:
Beginning of period	14,519,166	–
End of period*	$101,440,546	$14,519,166
*Including accumulated net investment income/(loss) of:	$(1,913,307)	$57,516

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	500	–
Shares sold	573,625	500
Shares issued in reinvestment of dividends	2,419	–
Shares redeemed	(2,809,405)	–
Acquisition shares (Note 10)	10,071,589	–
Ending Shares	7,838,728	500
Institutional Class
Beginning shares	1,438,198	–
Shares sold	479,259	1,438,198
Shares issued in reinvestment of dividends	23,192	–
Shares redeemed	(84,372)	–
Acquisition shares (Note 10)	253,170	–
Ending Shares	2,109,447	1,438,198

See Notes to Financial Statements.

34	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Period November 1, 2014 through September 30, 2015(a)(b)	For The Year Ended October 31, 2014
OPERATIONS:
Net investment income	$1,041,846	$1,548,195
Net realized gain/(loss) on investments	1,080,738	(163,756)
Net realized gain on futures contracts	43,350	–
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(1,364,945)	1,316,845
Net increase in net assets resulting from operations	800,989	2,701,284
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(883,886)	(1,403,630)
Institutional Class	(155,566)	(144,440)
From net realized gains on investments
Investor Class	–	(515,643)
Institutional Class	–	(9,915)
Total distributions	(1,039,452)	(2,073,628)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,673,995	5,197,492
Shares issued in reinvestment of distributions	583,016	1,206,579
Cost of shares redeemed	(23,785,654)	(28,464,938)
Net decrease from capital share transactions	(20,528,643)	(22,060,867)
Institutional Class
Proceeds from sale of shares	16,000	7,653,287
Shares issued in reinvestment of distributions	115,915	119,104
Cost of shares redeemed	(610,219)	(7,100,171)
Net increase/(decrease) from capital share transactions	(478,304)	672,220
Net decrease in net assets	$(21,245,410)	$(20,760,991)
NET ASSETS:
Beginning of period	69,837,878	90,598,869
End of period*	$48,592,468	$69,837,878
*Including accumulated net investment income/(loss) of:	$705	$(1,689)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	5,795,267	7,890,625
Shares sold	251,218	491,162
Shares issued in reinvestment of dividends	54,873	114,574
Shares redeemed	(2,237,883)	(2,701,094)
Ending Shares	3,863,475	5,795,267
Institutional Class
Beginning shares	750,565	683,556
Shares sold	1,511	729,469
Shares issued in reinvestment of dividends	10,974	11,276
Shares redeemed	(57,873)	(673,736)
Ending Shares	705,177	750,565

(a)	Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization, effective the close of business March 17, 2015, Class A shareholders of the Acquired Fund exchanged their shares for Investor Class shares in the Acquiring Fund and Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares in the Acquiring Fund.

See Notes to Financial Statements.

Annual Report | September 30, 2015	35

Centre Multi-Asset Real Return Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2015	For The Year Ended September 30, 2014
OPERATIONS:
Net investment income	$319	$51,303
Net realized gain/(loss) on investments	119,212	(2,087,974)
Net realized gain/(loss) on affiliated investments	(77,053)	2,835,413
Capital gain distributions from other investment companies	2,017,409	220,477
Net change in unrealized appreciation/(depreciation) on investments and affiliated investments	(4,927,045)	1,574,263
Net increase/(decrease) in net assets resulting from operations	(2,867,158)	2,593,482
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(99)	–
Institutional Class	(1,169,779)	–
From net realized gains on investments
Investor Class	(39)	–
Institutional Class	(448,301)	–
Total distributions	(1,618,218)	–
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares issued in reinvestment of distributions	138	–
Net increase from capital share transactions	138	–
Institutional Class
Proceeds from sale of shares	30,730	337,774
Shares issued in reinvestment of distributions	1,618,080	–
Cost of shares redeemed	(760,010)	(10,000)
Net increase from capital share transactions	888,800	327,774
Net increase/(decrease) in net assets	$(3,596,438)	$2,921,256
NET ASSETS:
Beginning of period	59,107,714	56,186,458
End of period*	$55,511,276	$59,107,714
*Including accumulated net investment loss of:	$(32,655)	$–

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	524	524
Shares issued in reinvestment of dividends	15	–
Ending Shares	539	524
Institutional Class
Beginning shares	5,993,180	5,959,990
Shares sold	3,223	34,219
Shares issued in reinvestment of dividends	169,966	–
Shares redeemed	(81,093)	(1,029)
Ending Shares	6,085,276	5,993,180

See Notes to Financial Statements.

36	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013		For the Period December 21, 2011 (Inception) to September 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.08	$10.38		$11.79		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.06		0.09		0.07
Net realized and unrealized gain/(loss) on investments	(0.31)	1.73		0.97		1.72
Total income/(loss) from investment operations	(0.24)	1.79		1.06		1.79

DISTRIBUTIONS:
Net investment income	(0.17)	(0.09)		(0.18)		–
Net realized gains on investments	–	(0.00	)(c)	(2.29)		–
Total distributions	(0.17)	(0.09)		(2.47)		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	0.00 (d)	0.00	(d)	0.00	(d)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.41)	1.70		(1.41)		1.79
NET ASSET VALUE, END OF PERIOD	$11.67	$12.08		$10.38		$11.79

Total Return(e)	(2.07%)	17.31%		12.30%		17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$148,314	$116,045		$129,765		$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.58%	0.53%		0.88%		0.69	%(f)
Operating expenses excluding reimbursement/waiver	1.33%	1.43%		1.51%		2.32	%(f)
Operating expenses including reimbursement/waiver	1.05%	1.05%		1.06	%(g)	1.25	%(f)

PORTFOLIO TURNOVER RATE	105%	72%		175%		67	%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	37

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.05
Net realized and unrealized gain/(loss) on investments	(0.30)	0.64
Total income/(loss) from investment operations	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.17)	–
Net realized gains on investments	–	–
Total distributions	(0.17)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$11.69	$12.08

Total Return(b)	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.67%	0.65	%(c)
Operating expenses excluding reimbursement/waiver	1.11%	1.26	%(c)
Operating expenses including reimbursement/waiver	0.95%	0.95	%(c)

PORTFOLIO TURNOVER RATE	105%	72	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38	centrefunds.com

Centre Global Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59	$12.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.13	(0.30)
Net realized and unrealized loss on investments	(1.29)	(0.17)
Total loss from investment operations	(1.16)	(0.47)

DISTRIBUTIONS:
Net investment income	(0.14)	–
Net realized gains on investments	(1.05)	–
Total distributions	(1.19)	–
NET DECREASE IN NET ASSET VALUE	(2.35)	(0.47)
NET ASSET VALUE, END OF PERIOD	$9.24	$11.59

Total Return(b)	(10.67%)	(3.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.22%	(1.30	%)(c)
Operating expenses excluding reimbursement/waiver	2.06%	2.69	%(c)
Operating expenses including reimbursement/waiver	1.45%	1.45	%(c)

PORTFOLIO TURNOVER RATE	97%	156	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	39

Centre Global Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period December 21, 2011 (Inception) to September 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59	$11.85	$11.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.21	0.20	0.21
Net realized and unrealized gain/(loss) on investments	(1.28)	(0.03)	1.12	1.22
Total income/(loss) from investment operations	(1.13)	0.18	1.32	1.43

DISTRIBUTIONS:
Net investment income	(0.14)	(0.14)	(0.21)	–
Net realized gains on investments	(1.05)	(0.30)	(0.69)	–
Total distributions	(1.19)	(0.44)	(0.90)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.32)	(0.26)	0.42	1.43
NET ASSET VALUE, END OF PERIOD	$9.27	$11.59	$11.85	$11.43

Total Return(c)	(10.38%)	1.42%	12.19%	14.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$18,504	$14,738	$14,526	$11,988

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.46%	1.77%	1.75%	2.06	%(d)
Operating expenses excluding reimbursement/waiver	1.82%	1.95%	2.20%	3.04	%(d)
Operating expenses including reimbursement/waiver	1.25%	1.25%	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	97%	156%	111%	87	%(e)
(a)	Prior to January 21, 2014, the Centre Global Select Equity Fund was named the Drexel Hamilton Centre Global Equity Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

40	centrefunds.com

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.00	(b)
Net realized and unrealized gain on investments	0.13	0.07
Total income from investment operations	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.05)	–
Net realized gains on investments	(0.08)	–
Total distributions	(0.13)	–
NET INCREASE IN NET ASSET VALUE	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$10.19	$10.07

Total Return(c)	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	70%	439	%(e)
(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	41

Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.02
Net realized and unrealized gain on investments	0.19	0.07
Total income from investment operations	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.06)	–
Net realized gains on investments	(0.08)	–
Total distributions	(0.14)	–
NET INCREASE IN NET ASSET VALUE	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$10.23	$10.09

Total Return(b)	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.94%	0.29	%(c)
Operating expenses excluding reimbursement/waiver	1.01%	1.86	%(c)
Operating expenses including reimbursement/waiver	0.60%	0.60	%(c)

PORTFOLIO TURNOVER RATE	70%	439	%(d)
(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

42	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

NET ASSET VALUE, BEGINNING OF PERIOD	$10.68		$10.57	$11.18	$10.77	$10.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.19		0.22	0.24	0.27	0.28
Net realized and unrealized gain/(loss) on investments	(0.03)		0.19	(0.56)	0.41	0.02
Total income/(loss) from investment operations	0.16		0.41	(0.32)	0.68	0.30

DISTRIBUTIONS:
Net investment income	(0.19)		(0.22)	(0.24)	(0.27)	(0.28)
Net realized gains on investments	–		(0.08)	(0.05)	–	(0.07)
Total distributions	(0.19)		(0.30)	(0.29)	(0.27)	(0.35)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		0.11	(0.61)	0.41	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.65		$10.68	$10.57	$11.18	$10.77

Total Return(d)	1.51%		3.95%	(2.90%)	6.34%	2.93%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$41,127		$61,869	$83,371	$110,060	$104,342

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.90	%(e)	2.09%	2.20%	2.42%	2.65%
Operating expenses excluding reimbursement/waiver	1.09	%(e)	1.16%	1.04%	0.99%	1.01%
Operating expenses including reimbursement/waiver	1.03	%(e)(f)	1.16%	1.04%	0.99%	1.01%

PORTFOLIO TURNOVER RATE	32	%(g)	6%	13%	17%	10%

(a)	Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged their shares for Investor Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.95%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	43

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

NET ASSET VALUE, BEGINNING OF PERIOD	$10.62		$10.57	$11.19	$10.78	$10.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.21		0.24	0.27	0.30	0.31
Net realized and unrealized gain/(loss) on investments	(0.03)		0.14	(0.57)	0.41	0.03
Total income/(loss) from investment operations	0.18		0.38	(0.30)	0.71	0.34

DISTRIBUTIONS:
Net investment income	(0.21)		(0.25)	(0.27)	(0.30)	(0.31)
Net realized gains on investments	–		(0.08)	(0.05)	–	(0.07)
Total distributions	(0.21)		(0.33)	(0.32)	(0.30)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		0.05	(0.62)	0.41	(0.04)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.62	$10.57	$11.19	$10.78

Total Return(d)	1.74%		3.64%	(2.75%)	6.60%	3.28%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,465		$7,969	$7,228	$6,523	$3,605

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.18	%(e)	2.31%	2.46%	2.66%	2.92%
Operating expenses excluding reimbursement/waiver	0.84	%(e)	0.92%	0.79%	0.74%	0.76%
Operating expenses including reimbursement/waiver	0.77	%(e)(f)	0.92%	0.79%	0.74%	0.76%

PORTFOLIO TURNOVER RATE	32	%(g)	6%	13%	17%	10%

(a)	Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.70%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44	centrefunds.com

Centre Multi-Asset Real Return Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period January 22, 2013 (Inception) to September 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$9.82		$9.41	$9.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.02)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.47)		0.43	(0.04)
Total income/(loss) from investment operations	(0.50)		0.41	(0.13)

DISTRIBUTIONS:
Net investment income	(0.19)		–	–
Net realized gains on investments	(0.07)		–	–
Total distributions	(0.26)		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.76)		0.41	(0.13)
NET ASSET VALUE, END OF PERIOD	$9.06		$9.82	$9.41

Total Return(c)	(5.17%)		4.36%	(1.36%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5		$5	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.30%)		(0.16%)	(1.01	%)(d)
Operating expenses excluding reimbursement/waiver(e)	1.25	%(f)	1.25%	1.39	%(d)
Operating expenses including reimbursement/waiver(e)	1.25	%(f)	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 1.17%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	45

Centre Multi-Asset Real Return Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period October 9, 2012 (Inception) to September 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$9.86		$9.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.00		0.01	0.50
Net realized and unrealized gain/(loss) on investments	(0.47)		0.42	(0.50)
Total income/(loss) from investment operations	(0.47)		0.43	–

DISTRIBUTIONS:
Net investment income	(0.20)		–	(0.57)
Net realized gains on investments	(0.07)		–	–
Total distributions	(0.27)		–	(0.57)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.74)		0.43	(0.57)
NET ASSET VALUE, END OF PERIOD	$9.12		$9.86	$9.43

Total Return(c)	(4.88%)		4.56%	0.05%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$55,506		$59,103	$56,182

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.01%)		0.09%	5.37	%(d)
Operating expenses excluding reimbursement/waiver(e)	1.00	%(f)	1.00%	1.24	%(d)
Operating expenses including reimbursement/waiver(e)	1.00	%(f)	1.00%	1.00	%(d)

PORTFOLIO TURNOVER RATE	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.91%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

1.	ORGANIZATION

Centre Funds (the "Trust") was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest ("shares") of Centre American Select Equity Fund (the "American Select Equity Fund"), Centre Global Select Equity Fund (the "Global Select Equity Fund"), Centre Active U.S. Treasury Fund (the "Treasury Fund"), Centre Multi‐Asset Real Return Fund (the "Multi‐Asset Real Return Fund") and Centre Active U.S. Tax Exempt Fund ("Tax Exempt Fund") (collectively the "Funds"). The affairs of the Trust are overseen by a Board of Trustees (the "Board" or the "Trustees"). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds' financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the "Exchange") or using methods determined by the Board. Short‐term instruments with maturities of 60 days or less are valued at by an approved pricing source. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security's fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities, and prices of similar securities or financial instruments. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the "NAV") of each Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The per share NAV is calculated by deducting from the Fund's assets, the Fund's liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Global Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax‐exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country's tax rules and rates.

As of and during the year ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund's Federal tax returns for the year ended September 30, 2015, remain subject to examination by the Internal Revenue Service.

Annual Report | September 30, 2015	47

Centre Funds	Notes to Financial Statements

September 30, 2015

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid.

(f)	The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on September 30, 2015. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class‐specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b‐1) plan for Investor class shares of a Fund are charged with respect to such class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in realized and unrealized gains or losses on foreign currencies.

3.	FAIR VALUE MEASUREMENTS

The Funds normally use third‐party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange‐traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund's investments are summarized into three levels, as described in the following hierarchy:

Level 1 ‐	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 ‐	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 ‐	Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

The following is a summary of each Fund's investments in the fair value hierarchy as of September 30, 2015:

Centre American Select Equity Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$159,039,224	$–	$–	$159,039,224
Rights	–	–	3,149	3,149
Purchased Options	4,859,400	–	–	4,859,400
Short Term Investments	1,447,933	–	–	1,447,933
Total	$165,346,557	$–	$3,149	$165,349,706

Centre Global Select Equity Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$17,585,797	$–	$–	$17,585,797
Preferred Stocks	68,244	–	–	68,244
Short Term Investments	824,373	–	–	824,373
Total	$18,478,414	$–	$–	$18,478,414

Centre Active U.S. Treasury Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$92,564,968	$–	$92,564,968
Short Term Investments	2,543,275	–	–	2,543,275
Total	$2,543,275	$92,564,968	$–	$95,108,243

Centre Active U.S. Tax Exempt Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$44,668,722	$–	$44,668,722
Short Term Investments	1,849,085	–	–	1,849,085
Total	$1,849,085	$44,668,722	$–	$46,517,807

Centre Multi‐Asset Real Return Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange‐Traded Funds	$2,826,447	$–	$–	$2,826,447
Open‐End Funds	52,646,400	–	–	52,646,400
Short Term Investments	89,889	–	–	89,889
Total	$55,562,736	$–	$–	$55,562,736

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Annual Report | September 30, 2015	49

Centre Funds	Notes to Financial Statements

September 30, 2015

Derivative Financial Instruments
The following discloses the Funds' use of derivative instruments.

A Fund is generally permitted to purchase investment securities and enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund may employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors or to hedge. A Fund may invest its assets in derivatives, cash management instruments, and other instruments to help manage interest rate exposure, protect the Fund's assets, or enhance returns. A Fund may also be exposed to certain exchange‐traded derivative products, such as exchange‐traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Market Risk Factors: In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, if applicable:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
Use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and a Fund. Typically, the associated risks are not the risks that a Fund is attempting to increase or decrease exposure, but are the additional risks from investing in derivatives.

Example of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund's prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures
A Fund may use futures subject to any restrictions set forth in the Fund's prospectus. A Fund may also be exposed to exchange‐traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

Statement of Assets and Liabilities ‐ Fair Value of Derivative Instruments as of September 30, 2015:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Rights)	Investments, at value	$3,149
Equity Contracts (Purchased Options)	Investments, at value	4,859,400
		$4,862,549

50	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015:

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(959,930)	$(662,655)
		$(959,930)	$(662,655)
Centre Global Select Equity Fund
Equity Contracts (Rights)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$–	$(6,744)
		$–	$(6,744)
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(402,747)	$–
		$(402,747)	$–
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$43,350	$–
		$43,350	$–

Volume of Derivative Instruments for the Funds during the year ended September 30, 2015, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Rights	Shares	3,453
Purchased Option Contracts	Contracts	1,267

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Futures Contracts	Contracts	(97)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Futures Contracts	Contracts	(54)

4.	BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2015, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund and Global Select Equity Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2015, redemption fees retained by these Funds are disclosed in the Statement of Changes in Net Assets.

Annual Report | September 30, 2015	51

Centre Funds	Notes to Financial Statements

September 30, 2015

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, the following entities owned beneficially more than 25% of each Fund's outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the fund.

Centre American Select Equity Fund	Class	Percentage
SEI Private Trust CO	Institutional	88.16%
Charles Schwab & CO. Inc	Investor	38.89%

Centre Global Select Equity Fund	Class	Percentage
SEI Private Trust CO	Institutional	99.85%
James A. Abate	Investor	100.00%

Centre Active U.S. Treasury Fund	Class	Percentage
SEI Private Trust CO	Institutional	89.28%

Centre Active U.S. Tax Exempt Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	94.15%

Centre Multi-Asset Real Return Fund	Class	Percentage
Brown Brothers Harriman & CO	Institutional	99.31%
James A. Abate	Investor	100.00%

5.	INVESTMENT ADVISORY AGREEMENTS AND RELATED‐PARTY TRANSACTIONS

Centre Asset Management, LLC (the "Adviser") serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund's average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets under $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global Select Equity Fund	1.00%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%
Centre Multi‐Asset Real Return Fund	0.55%

American Select Equity Fund
For the American Select Equity Fund, the Adviser has agreed to limit through January 31, 2016 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The Expense Limitation Agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

52	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

Global Select Equity Fund
For the Global Select Equity Fund, the Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2016 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to an annual rate of 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage, or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Treasury Fund
For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013 (the "Expense Limitation Agreement"), under which it has agreed to limit through at least January 31, 2016 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding, as applicable, any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days' written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board. The Expense Limitation Agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement") is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then‐existing expense limitation for that class at the time the waiver or reimbursement was made.

Tax Exempt Fund
For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement dated December 8, 2014 (the "Expense Limitation Agreement"), under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund (the "Reorganization") and until the next following effective date of the post‐effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund's financial statements for that fiscal year, to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board. The Expense Limitation Agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement") is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement or waiver was made.

Multi‐Asset Real Return Fund
For the Multi‐Asset Real Return Fund, the Adviser has contractually agreed, pursuant to a written expense limitation agreement (the "Expense Limitation Agreement"), to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2016 to the extent necessary to limit the current operating expenses of each class of shares of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees but exclusive of any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the Expense Limitation Agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund's fees and expenses to which the Fund would otherwise be subject, to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may receive reimbursement of any amount waived pursuant to the Expense Limitation Agreement, provided that the reimbursement does not cause the Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

Annual Report | September 30, 2015	53

Centre Funds	Notes to Financial Statements

September 30, 2015

During the year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$412,390
Institutional	26,975
Centre Global Select Equity Fund
Investor	29
Institutional	110,986
Centre Active U.S. Treasury Fund
Investor	43,702
Institutional	75,161
Centre Active U.S. Tax Exempt Fund
Investor	27,685
Institutional	4,789
Centre Multi-Asset Real Return Fund
Investor	–
Institutional	–

During the year ended September 30, 2015, Investor Class and Institutional Class of the Centre Multi-Asset Real Return Fund had recoupments of $4 and $50,570 respectively.

As of September 30, 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Centre American Select Equity Fund
Investor Class	$446,410	$467,347	$412,390	$1,326,147
Institutional Class	N/A	32,014	26,975	58,989
Centre Global Select Equity Fund
Investor Class	N/A	1,094	29	1,123
Institutional Class	121,781	106,294	110,986	339,061
Centre Active U.S. Treasury Fund
Investor Class	N/A	43	43,702	43,745
Institutional Class	N/A	119,257	75,161	194,418
Centre Active U.S. Tax Exempt Fund
Investor Class	N/A	N/A	27,685	27,685
Institutional Class	N/A	N/A	4,789	4,789
Centre Multi-Asset Real Return Fund
Investor Class	N/A	N/A	N/A	N/A
Institutional Class	68,651	N/A	N/A	68,651

ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund's operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

54	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the "Distributor") acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the year ended September 30, 2015.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser will receive no salary or fees from the Trust. As of July 1, 2015, each Trustee who is not an "interested person" receives an annual retainer of $25,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of non-deductible expenses, currency transactions, book/tax distribution differences, and certain other investments.

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Centre American Select Equity Fund	$368,038	$(345,685)	$(22,353)
Centre Global Select Equity Fund	(35,792)	35,792	–
Centre Active U.S. Treasury Fund	(2,588,733)	2,602,926	(14,193)
Centre Active U.S. Tax Exempt Fund	–	–	–
Centre Multi-Asset Real Return Fund	1,136,904	(1,136,904)	–

There were no net operating losses offset to Paid-in-Capital included in the amounts reclassified above.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss)Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$18,145,383	$–	$23,858,520	$1,221,854
Centre Global Select Equity Fund	(1,579,740)	234,167	(1,231,648)	–
Centre Active U.S. Treasury Fund	(19,519)	–	4,599,068	(1,913,307)
Centre Active U.S. Tax Exempt Fund	960,286	705	1,809,202	–
Centre Multi-Asset Real Return Fund	1,027,595	–	(5,660,200)	(32,655)

Annual Report | September 30, 2015	55

Centre Funds	Notes to Financial Statements

September 30, 2015

Capital Losses: As of September 30, 2015, the following Funds had capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Pre-Enactment Capital Losses:

Capital loss carryovers utilized during the period ended September 30, 2015, were:

Fund	Amount
Centre American Select Equity Fund	$(270,490)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term
Centre Global Select Equity Fund	$118,872

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014-September 30, 2015 in the amount of:

Fund	Amount
Centre Global Select Equity Fund	$1,460,868
Centre Active U.S. Treasury Fund	19,519

The Funds elect to defer to the period ending September 30, 2016, late year ordinary losses in the amount of:

Fund	Amount
Centre Active U.S. Treasury Fund	$1,913,307
Centre Multi-Asset Real Return Fund	32,655

Distributions to Shareholders: The Funds normally pay dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt fund, which intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended September 30, 2015 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,521,503	$292,623
Centre Global Select Equity Fund	858,609	1,277,650
Centre Active U.S. Treasury Fund	268,953	–
Centre Active U.S. Tax Exempt Fund	1,039,452	–
Centre Multi-Asset Real Return Fund	1,618,218	–

56	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

The tax character of distributions paid for the fiscal year ended September 30, 2014 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,048,301	$14,415
Centre Global Select Equity Fund	320,244	219,297
Centre Active U.S. Treasury Fund	–	–
Centre Active U.S. Tax Exempt Fund	–	–
Centre Multi-Asset Real Return Fund	–	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2015 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$141,491,186	$29,456,726	$(5,598,206)	$–	$23,858,520
Centre Global Select Equity Fund	19,708,018	952,375	(2,181,979)	(2,044)	(1,231,648)
Centre Active U.S. Treasury Fund	90,509,175	4,599,068	–	–	4,599,068
Centre Active U.S. Tax Exempt Fund	44,708,605	1,821,450	(12,248)	–	1,809,202
Centre Multi-Asset Real Return Fund	61,222,936	376,547	(6,036,747)	–	(5,660,200)

7. AFFILIATED COMPANIES:

Multi-Asset Real Return Fund, in accordance with its investment strategies, may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares, and value of investments in affiliated companies for the year ended September 30, 2015 were as follows:

Security Name	Share Balance October 1, 2014	Purchases	Sales	Share Balance September 30, 2015	Dividend Income	Realized Gain/(Loss)	Market Value September 30, 2015
Centre American Select Equity Fund, Institutional Class	1,307,665	160,142	192,691	1,275,116	$244,089	$(25,368)	$14,906,106
Centre Global Select Equity Fund, Institutional Class	1,268,486	742,415	17,949	1,992,952	251,031	1,836,807	18,474,667
Centre Active U.S. Treasury Fund, Institutional Class	1,437,698	495,500	49,950	1,883,248	96,304	128,917	19,265,627
					$591,424	$1,940,356	$52,646,400

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short-term securities) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$164,160,939	$218,386,322
Centre Global Select Equity Fund	23,903,200	18,183,052
Centre Active U.S. Treasury Fund	–	–
Centre Active U.S. Tax Exempt Fund	15,774,993	29,492,290
Centre Multi-Asset Real Return Fund	26,717,863	25,380,724

Annual Report | September 30, 2015	57

Centre Funds	Notes to Financial Statements

September 30, 2015

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre American Select Equity Fund	$–	$2,711,722
Centre Active U.S. Treasury Fund	35,125,204	54,387,574

9. INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

On March 17, 2015, the following transactions (collectively, the "Reorganization") occurred: (i) all of the assets and stated liabilities of Total Return U.S. Treasury Fund, Inc. (the "ISI Treasury Fund") were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Treasury Fund to its shareholders; (ii) all of the assets and stated liabilities of North American Government Bond Fund, Inc. (the "ISI Bond Fund") were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class A and Class C shareholders, and Institutional Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class I shareholders; (iii) all of the assets and stated liabilities of ISI Strategy Fund, Inc. (the "ISI Strategy Fund") were transferred to the Centre American Select Equity Fund in exchange for Investor Class shares of the Centre American Select Equity Fund, which were distributed by the ISI Strategy Fund to its shareholders; and (iv) all of the assets and stated liabilities of Managed Municipal Fund, Inc. (the "ISI Municipal Fund," and together with the ISI Treasury Fund, the ISI Bond Fund and the ISI Strategy Fund, the "Acquired Funds") were transferred to the Centre Active U.S. Tax Exempt Fund in exchange for Investor Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class A shareholders, and Institutional Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class I shareholders. Prior to the Reorganization, the Acquired Funds were managed by International Strategy & Investment Inc. Through the Reorganization, shareholders of the ISI Treasury Fund and the ISI Bond Fund became shareholders of Centre Active U.S. Treasury Fund, shareholders of the ISI Strategy Fund became shareholders of the Centre American Select Equity Fund, and shareholders of the ISI Municipal Fund became shareholders of the Centre Active U.S. Tax Exempt Fund. The Reorganization was designed to qualify as a tax-free reorganization for federal income tax purposes.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Centre American Select Equity Fund	10,706,599	$130,437,982	ISI Strategy Fund	7,321,641	$89,192,637
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Treasury Fund	5,009,326	$50,307,353
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Bond Fund	5,315,433	$53,392,772
Centre Active U.S. Tax Exempt Fund	–	$–	ISI Municipal Fund	5,713,586	$60,767,166

The investment portfolio fair value and unrealized appreciation as of March 17, 2015 for each of the Acquired Funds were as follows:

Acquired Fund	Portfolio Fair Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
ISI Treasury Fund	$49,913,765	2,125,302
ISI Municipal Fund	$60,450,343	2,692,281
ISI Bond Fund	$52,835,686	(1,070,392)
ISI Strategy Fund	$90,586,178	24,657,375

Immediately following the Reorganization the net assets of the combined Funds were as follows:

Combined Net Assets
Centre American Select Equity Fund	$219,630,619
Centre Active U.S. Treasury Fund	$120,963,361
Centre Active U.S. Tax Exempt Fund	$60,767,166

58	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2015

There were no unused capital loss carryforwards of the Acquired Funds, subject to tax limitations, for potential utilization as of the closing date of the Reorganization, March 17, 2015.

Assuming the Reorganization had been completed on October 1, 2014, the beginning of the annual reporting period for the Acquiring Funds, the Acquiring Funds' pro forma results of operations for the period ended September 30, 2015 are as follows:

Acquiring Fund	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Centre American Select Equity Fund	$1,402,275	$638,759	$2,041,034
Centre Active U.S. Treasury Fund	$1,831,415	$(3,900,424)	$(2,069,009)
Centre Active U.S. Tax Exempt Fund	$1,203,606	$(332,717)	$870,889

Because each of the investment portfolios that were combined through the Reorganization has been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the applicable Acquiring Funds' Statement of Operations since March 17, 2015.

Annual Report | September 30, 2015	59

Centre Funds	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Centre Funds:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Centre American Select Equity Fund ("American Select Equity Fund"), Centre Global Select Equity Fund ("Global Select Equity Fund"), Centre Active U.S. Treasury Fund ("Treasury Fund"), Centre Active U.S. Tax Exempt Fund ("Tax Exempt Fund") (formerly Managed Municipal Fund, Inc.), and Centre Multi-Asset Real Return Fund ("Multi-Asset Real Return Fund") (collectively, the "Funds"), each a series of Centre Funds (the "Trust") as of September 30, 2015, and: (a) the related statement of operations for the year then ended for American Select Equity Fund, Global Select Equity Fund, Treasury Fund, and Multi-Asset Real Return Fund, and for the period November 1, 2014 to September 30, 2015 for Tax Exempt Fund; (b) the statements of changes in net assets for each of the years in the two-year period then ended for American Select Equity Fund, Global Select Equity Fund, and Multi-Asset Real Return Fund, for the year then ended and for the period from January 21, 2014 (Inception) to September 30, 2014 for Treasury Fund, and for the period from November 1, 2014 through September 30, 2015 for Tax Exempt Fund; (c) the financial highlights for each of the years in the two-year period then ended for American Select Equity Fund (Investor Class), Global Select Equity Fund (Institutional Class), and Multi-Asset Real Return Fund (Investor Class and Institutional Class), for the year then ended and for the period January 21, 2014 (Inception) to September 30, 2014 for American Select Equity Fund (Institutional Class), Global Select Equity Fund (Investor Class), and Treasury Fund (Investor Class and Institutional Class), and for the period November 1, 2014 to September 30, 2015 for Tax Exempt Fund (Investor Class and Institutional Class). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the year ended September 30, 2013 and the period December 21, 2011 (Inception) to September 30, 2012 for American Select Equity Fund (Investor Class) and Global Select Equity Fund (Institutional Class), the period January 22, 2013 (Inception) to September 30, 2013 for Multi-Asset Real Return Fund (Investor Class), and the period October 9, 2012 (Inception) to September 30, 2013 for Multi-Asset Real Return Fund (Institutional Class), were audited by prior auditors whose report thereon dated November 26, 2013, expressed an unqualified opinion on those financial highlights. The accompanying statement of changes in net assets for the year ended October 31, 2014 for Tax Exempt Fund and the financial highlights for the years in the four year period ended October 31, 2014 for Tax Exempt Fund (Investor Class and Institutional Class), were audited by prior auditors whose report thereon dated December 30, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centre American Select Equity Fund, Centre Global Select Equity Fund, Centre Active U.S. Treasury Fund, Centre Active U.S. Tax Exempt Fund, and Centre Multi-Asset Real Return Fund as of September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods noted above for each of the respective Funds, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Denver, Colorado
November 24, 2015

60	centrefunds.com

Centre Funds	Additional Information

September 30, 2015 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12‐month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1‐855‐298‐4236 and (2) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N‐Q. The Funds' first and third fiscal quarters end on December 31 and June 30. The Form N‐Q filing must be made within 60 days of the end of the quarter. Forms N‐Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1‐855‐298‐4236.

TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2014 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:
Amount
Centre American Equity Fund	100.00%
Centre Global Select Equity Fund	46.60%
Centre Multi‐Asset Real Return Fund	61.95%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2014 qualify for the corporate dividends received deduction:

Amount
Centre American Equity Fund	40.32%
Centre Global Select Equity Fund	7.27%
Centre Multi‐Asset Real Return Fund	12.29%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centre Global Select Equity Fund and Centre American Select Equity Fund designate $1,277,650 and $292,623 respectively  as long‐term capital gain dividends.

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd. ("Cohen") has been engaged to serve as the Funds' independent registered public accountant for the Funds' fiscal year ending September 30, 2016 as of September 21, 2015. This decision to engage Cohen was approved by the Audit Committee and the Board of Trustees of the Trust.

Throughout the Funds' two most recent fiscal years, and through the date of notification of change in auditor, November 10, 2015, the Funds had no disagreements with KPMG LLP, the Funds' previous independent registered public accounting firm, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S‐K. With respect to the Funds, KPMG's audit opinions for the past two fiscal years, have  not  contained  either  an  adverse  opinion  or  disclaimer  of  opinion,  nor  were  they  qualified  or  modified  as  to  uncertainty,  audit  scope  or  accounting principles.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS – CENTRE AMERICAN SELECT EQUITY FUND, CENTRE GLOBAL SELECT EQUITY FUND, CENTRE ACTIVE U.S. TREASURY FUND, AND CENTRE MULTI‐ASSET REAL RETURN FUND

At an in‐person meeting held on September 11, 2015, the Board of Trustees (the "Board" or the "Trustees") of Centre Funds (the "Trust"), including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the "disinterested Trustees"), considered and unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Centre American Select Equity Fund (the "American Select Equity Fund"); the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Global Select Equity Fund (the "Global Select Equity Fund"); the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Active U.S. Treasury Fund (the "Treasury Fund"); and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of Centre Multi‐Asset Real Return Fund (the "Multi‐Asset Real Return Fund" and together with the American Select Equity Fund, the Global Select Equity Fund and the Treasury Fund, the "Funds"). In considering whether to approve the renewal of each Investment Advisory Agreement (together, the "Advisory Agreements"), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the "Meeting Materials"), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees' approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Annual Report | September 30, 2015	61

Centre Funds	Additional Information

September 30, 2015 (Unaudited)

Nature, Extent, and Quality of Services
The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the investment style and approach of the Adviser, the Adviser's performance record and overall reputation. The Trustees considered the investment personnel responsible for the day‐to‐day management of each Fund's portfolio and such personnel's experience managing such Fund and investment vehicles employing investment strategies similar to those employed by the Fund. The Trustees also considered information describing the Adviser's compliance policies and procedures, including policies reasonably  designed  to  ensure  each  Fund's  compliance  with  its  investment  objective,  policies  and  restrictions,  and  applicable  regulatory requirements. The Trustees considered their discussions with advisory personnel of the Adviser about the Adviser's responses to the questions raised by the Trustees included in the Meeting Materials. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support approval of the renewal of the Advisory Agreements.

Performance
The  Trustees  considered  information  regarding  the  Funds'  performance,  including  information  comparing  the  Funds'  performance  to  the performance of each of their respective benchmarks and Morningstar peer groups for the 1‐ and 3‐year periods, as applicable, as of July 30, 2015. With respect to the American Select Equity Fund, the Board considered that it under‐performed the S&P 500 Index and its peer group for the 1‐ and 3 year periods. With respect to the Global Select Equity Fund, the Board considered that it underperformed the MSCI All Country World Ex‐U.S.A. Index  and  its  peer  group  for  the  1‐  and  3‐year  periods.  With  respect  to  the  Multi‐Asset  Real  Return  Fund,  the  Board  considered  that  it underperformed the U.S. CPI Urban Consumers NSA Index and its peer group for the 1‐year period.  The Trustees noted the Multi‐Asset Real Return Fund did not have three years of performance as of July 30, 2015. With respect to the Treasury Fund, the Board considered that it under‐performed the Barclays Capital U.S. Treasury Index and its peer group for the 1‐year period. The Trustees noted that the Treasury Fund did not have three years of performance as of July 30, 2015. The Trustees also considered each Fund's performance comparable to the performance of the respective group of similarly‐situated funds selected by the Adviser based on investment philosophy and asset class as of August 2, 2015. The Trustees considered information concerning portfolio holdings that contributed to or detracted from the Funds' performance, and the Adviser's views on the Funds' performance. The Trustees also considered the respective investment strategy of each Fund, noting the Adviser's representation that the Funds are managed to perform their investment objectives over a long‐term investment cycle. Based on the foregoing, the Board determined that the Adviser's management of the Funds could benefit the Funds and their shareholders.

Profitability
The Trustees considered information regarding the estimated profitability of the Funds to the Adviser, including information about the approximate monthly gross profit to the Adviser for managing each Fund. The Trustees also considered other benefits to the Adviser as a result of its relationship with  the  Funds.  The  Trustees  concluded  that  the  Adviser's  profitability  would  not  prevent  them  from  approving  the  renewal  of  the  Advisory Agreements.

Economies of Scale
The Trustees considered information concerning potential economies of scale for each Fund, noting that each of the Funds is subject to an operating expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund. The Trustees also noted that there is a breakpoint applicable to the advisory fees of the American Select Equity Fund for assets in excess of $1 billion. The Trustees concluded that this factor did not prevent them from approving the Advisory Agreements.

Comparisons of the Advisory Fees  and Select Expense Ratios
The Trustees reviewed and discussed the advisory fees paid to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to each Fund, a comparison of the Fund's advisory fees to the applicable Morningstar Category average as of August 19, 2015, and, as of the same period, the net expense ratio of the Fund's Investor Class shares compared to the Morningstar category average expense ratio and median net expense ratio ("Comparable Fund Expense Ratio")  of similarly‐situated funds selected by the Adviser based on philosophy and asset class. The Trustees discussed the advisory fees and expense information included in the Meeting Materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund. The Trustees noted that with respect to the American Select Equity Fund, the advisory fee was lower than the Morningstar category average fee rate, and the Investor Class net expense ratio was lower than the Morningstar category average expense ratio and Comparable Fund Expense Ratio; with respect to the Global Select Equity Fund, the advisory fee was lower than the Morningstar category average fee rate, and the Investor Class net expense ratio was higher than the Morningstar category average expense ratio and Comparable Fund Expense Ratio; with respect to the Multi‐Asset Real Return Fund, the advisory fee was lower than the Morningstar category average fee rate, and the Investor Class net expense ratio was higher than the Morningstar category average expense ratio and Comparable Fund Expense Ratio; and with respect to the Treasury Fund, the advisory fee was lower than the Morningstar category average fee rate, and the Investor Class net expense ratio was lower than the Morningstar category average expense ratio and higher than the Comparable Fund Expense Ratio.  The Trustees also considered that, for each Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust.

62	centrefunds.com

Centre Funds	Additional Information

September 30, 2015 (Unaudited)

After reviewing all of the information presented to them concerning fees, Investor Class share net expense ratios and other matters, the Trustees concluded  that  the  advisory  fees  payable  to  the  Adviser  by  the  Funds  under  the  Advisory  Agreements  were  reasonable  in  light  of  the  services provided.

Conclusion
The Trustees, including a majority of the disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Annual Report | September 30, 2015	63

Centre Funds	Trustees and Officers

September 30, 2015 (Unaudited)

The following tables provide certain information regarding the Trustees and Officers of Centre Funds as of September 30, 2015 of each of the persons currently serving as a Trustee or Officer of the Trust. The business address of each Trustee or Officer is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll‐free) at 1‐855‐298‐4236.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012 – present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999‐present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co‐author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co‐author and co‐editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value‐Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011
Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993‐present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008‐present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005‐2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003‐2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999‐2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.
				5	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder and Managing Member of JMM Capital & Consulting, LLC from 2013 to present; advisor and independent contractor to Linium SOS since 2014; Executive Vice President, AltX Group, Inc. from 2012 to 2014; Managing Director, Chief Business Development and Strategy Officer, Surge Trading Inc. from 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	5	None

[1]	An "Independent Trustee" is one who is not considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

64	centrefunds.com

Centre Funds	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James A. Abate 1965	Trustee President and Secretary	Since 6/2011 Since 11/2013
Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC and Fund Manager for Centre's American Select Equity and Real Return strategies from 2006‐present; US Investment Director for GAM from 2001‐2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995‐2000; Manager in Price Waterhouse's Valuation/Corporate Finance Group from 1987‐1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John's University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College from 2009‐2013; commissioned officer in the U.S. Army (and Reserves) from 1983‐1990.
				5	None

OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Senior Analyst with Enenbach and Associates (RIA), and as Senior Financial Analyst at Sprint.
				N/A	N/A
Ningxi Xu 1989	Treasurer	Since 9/2015	Ms. Xu joined Centre Asset Management, LLC in August 2015 as an analyst. Prior thereto, Ms. Xu served as an associate at TRACE International, Inc. since 2013.	N/A	N/A

Annual Report | September 30, 2015	65

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.	Code of Ethics.

(a)         The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)         During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant's fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $62,000 and $35,500, respectively.

(b)	Audit-Related Fees: For the Registrant's fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant's fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,500 and $12,400, respectively. The fiscal years 2015 and 2014 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant's fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant's principal accountant for the fiscal years ended September 30, 2015 and September 30, 2014 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.   Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial offer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 7, 2015

By:	/s/ Ningxi Xu
Ningxi Xu
Treasurer (Principal Financial Officer)

Date:	December 7, 2015